                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response...... 19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09477
                                  ---------------------------------------------

                          ING Variable Insurance Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: December 31
                        --------------------------
Date of reporting period: December 31, 2003
                         --------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

DECEMBER 31, 2003

ING VP WORLDWIDE GROWTH PORTFOLIO

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                             1
Market Perspective                                                             2
Portfolio Managers' Report                                                     4
Index Descriptions                                                             6
Independent Auditors' Report                                                   7
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statements of Changes in Net Assets                                           10
Financial Highlights                                                          11
Notes to Financial Statements                                                 12
Portfolio of Investments                                                      17
Shareholder Meeting Information                                               20
Trustee and Officer Information                                               21

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over

                                MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

18 times earnings for 2004, similar to the S&P 500. Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down. Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                 See accompanying index descriptions on page 6.

ING VP WORLDWIDE GROWTH PORTFOLIO                     Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Domestic Equity Component: A team of investment professionals led by James Vail, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser. International Component: A team of investment professionals led by Philip Schwartz, CFA, and Richard Saler, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Worldwide Growth Portfolio (the "Portfolio") seeks long-term capital appreciation.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio, excluding any charges, returned 29.13%, compared to the Morgan Stanley Capital International ("MSCI") World Index, which returned 33.76%.

PORTFOLIO SPECIFICS:
ASSET ALLOCATION: The Portfolio is currently invested 47% in foreign assets and 53% in U.S. assets. This allocation slightly favors foreign assets relative to the benchmark. We do not foresee a significant shift in allocation in the near term.

INTERNATIONAL: The Portfolio was positioned during the first half of the year to benefit from an improving economy. As economic activity firmed in the latter half, share prices responded favorably. Several stocks that enjoyed strong gains were sold, while lagging and attractively priced stocks were added. Weightings increased in defensive sectors, such as utilities, due to favorably attractive relative value. Performance lagged primarily due to stock selection. Financially challenged companies and smaller stocks outperformed by a wide margin. The Portfolio generally consisted of financially strong companies. While these stocks performed well in absolute terms, they lagged the gains from lower quality names. Underweights in financials and information technology also hurt performance. Cash positions were a drag as well when compared to a fully invested MSCI World Index. Performance was positively affected by underweights in defensive sectors for most of the year.

Individually, Australian insurer QBE made the biggest positive contribution, benefiting from strong pricing and cost controls. Other strong performers included generic drug maker Teva Pharmaceutical, and Japanese semiconductor equipment maker Tokyo Electron. Hurting performance was Sony, following a surprise earnings shortfall. Other negative performers were Japanese food retailer Ito-Yokado and UK publisher Pearson.

DOMESTIC: The domestic portion of the Portfolio outperformed the Russell 1000 Growth Index for 2003 due to the positive contributions from our information technology, financials, and energy holdings. Within the information technology sector, stocks in the computers and peripherals group, most notably EMC Corp., were the primary contributors to performance. Within the financials sector, our holdings in the capital markets group drove the Portfolio's strong performance. The outperformance in the energy sector was mainly from energy equipment and services stocks. The Portfolio's consumer staples exposure had disappointing results, primarily in the food and staples retailing segment because of Wal-mart Stores weak performance.

MARKET OUTLOOK:
INTERNATIONAL: Global economic activity continues to improve. Third-quarter gross domestic product (GDP) was over 8% in the U.S. China has become the second locomotive of the world economy with growth of 9%. Interest rates remain low although some central banks began tightening policy. The investment environment looks favorable. Perhaps the greatest risk is excessive optimism. Stock prices are also now significantly more expensive. Chinese authorities are trying to induce a soft landing, while the U.S. will have less economic stimulus this year. Therefore, we see potential for a global growth disappointment later in 2004. Terrorism remains a risk, although recent positive news out of Libya and Iraq should remind investors that geopolitical events can also surprise in a positive way. Regionally, European indicators are more positive but the strong euro is a headwind. China and the U.S. are the main sources of demand in Japan's export-led recovery, but consumer spending in Japan remains weak. Japanese growth is fairly dependent on continued strength abroad. The managers continue to see opportunities in emerging markets, especially given some of the important changes witnessed in many emerging economies. The Portfolio remains well diversified. While valuations are relatively attractive in defensive areas, we continue to see opportunities in capital goods as well as emerging markets.

DOMESTIC: Macroeconomic data suggest the domestic economy is gathering momentum. Interest rates remain low and should stay at current levels provided there is no immediate threat of inflation. The continuing benefit of reduced income tax rates should keep the consumer relatively active. Export industries should see renewed overseas interest fostered by the weaker dollar. Lastly, we cannot dismiss the positive impact on equity markets from a presidential election year. As these variables continue to mesh, we believe job creation should follow.

The last several years forced companies to rethink business models, reduce cost and focus on inherent strengths. In our opinion, this sets the stage for positive earnings surprises going forward. We believe stock prices can move higher in 2004 as the economy recovers and corporate earnings exceed expectations. We expect the industrial and broad-based technology sectors, among others, to outperform as business investment accelerates. Other areas expected to be attractive are selected consumer discretionary companies and generic pharmaceuticals as the pressure for lower priced drugs continues unabated.

Portfolio Managers' Report                     ING VP WORLDWIDE GROWTH PORTFOLIO

[CHART]

                   ING VP WORLDWIDE GROWTH PORTFOLIO     MSCI WORLD INDEX
 4/28/2000                                  $ 10,000             $ 10,000
12/31/2000                                  $  8,837             $  8,993
12/31/2001                                  $  7,202             $  7,507
12/31/2002                                  $  5,407             $  6,040
12/31/2003                                  $  6,982             $  8,079

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                      FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                      ---------------------------------------
                                                                            SINCE INCEPTION
                                                         1 YEAR                 04/28/00
                                                         ------             ---------------
               ING VP Worldwide Growth Portfolio          29.13%                -9.31%
               MSCI World Index                           33.76%                -5.65%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Worldwide Growth Portfolio against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 5/1/00.

PRINCIPAL RISK FACTOR(S): Since the Portfolio is a non-diversified investment company that invests primarily in the securities of a small number of issuers, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified. Exposure to financial and market risks that accompany investments in equities. International investing does pose special risk, including fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. This portfolio invests in companies that the Portfolio Managers believe have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that emphasizes other styles. The value of convertible securities may fall when interest rates rise.

                 See accompanying index descriptions on page 6.

                               INDEX DESCRIPTIONS

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

The RUSSELL 1000 GROWTH INDEX IS AN INDEX that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The STANDARD AND POOR'S ("S&P") 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
ING Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of ING VP Worldwide Growth Portfolio, a series of ING Variable Insurance Trust, including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING VP Worldwide Growth Portfolio as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                     /s/ KPMG LLP

Boston, Massachusetts
February 16, 2004

           STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2003

ASSETS:
Investments in securities, at value*                                                               $   49,129,742
Short-term investments, at amortized cost                                                               1,622,000
Cash                                                                                                       89,325
Foreign currencies at value**                                                                               4,297
Receivable for dividends and interest                                                                     105,047
Prepaid expenses                                                                                              309
Reimbursement due from investment manager                                                                  16,132
                                                                                                   --------------
        Total assets                                                                                   50,966,852
                                                                                                   --------------

LIABILITIES:
Payable for investment securities purchased                                                                87,733
Payable to affiliates                                                                                      50,947
Payable for trustee fees                                                                                    2,753
Other accrued expenses and liabilities                                                                     73,698
                                                                                                   --------------
        Total liabilities                                                                                 215,131
                                                                                                   --------------
NET ASSETS (EQUIVALENT TO $6.96 PER SHARE ON 7,295,499 SHARES OUTSTANDING)                         $   50,751,721
                                                                                                   ==============

NET ASSETS WERE COMPRISED OF:
Paid-in capital - shares of beneficial interest at $0.001 par value (unlimited shares authorized)      53,134,005
Undistributed net investment income                                                                        63,274
Accumulated net realized loss on investments and foreign currencies                                   (10,110,383)
Net unrealized appreciation of investments and foreign currencies                                       7,664,825
                                                                                                   --------------
NET ASSETS                                                                                         $   50,751,721
                                                                                                   ==============

----------

*  Cost of securities                                                                              $   41,471,231
** Cost of foreign currencies                                                                      $        4,300

                 See Accompanying Notes to Financial Statements

          STATEMENT OF OPERATIONS for the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends (net of foreign taxes)*                                                                  $      509,447
Interest                                                                                                   21,961
Securities lending income                                                                                   1,567
                                                                                                   --------------
    Total investment income                                                                               532,975
                                                                                                   --------------

EXPENSES:
Investment management fees                                                                                366,668
Distribution fees                                                                                          91,667
Custody and accounting expense                                                                             66,086
Transfer agent fees                                                                                        40,630
Trustees' fees                                                                                              1,649
Shareholder reporting expense                                                                              33,954
Registration fees                                                                                           1,244
Professional fees                                                                                          37,997
Insurance expense                                                                                             450
Miscellaneous expense                                                                                       1,869
                                                                                                   --------------
    Total expenses                                                                                        642,214
Less:
    Net waived and reimbursed fees                                                                        192,915
                                                                                                   --------------
    Net expenses                                                                                          449,299
                                                                                                   --------------
Net investment income                                                                                      83,676
                                                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
    Investments                                                                                         1,519,329
    Foreign currencies                                                                                    (20,402)
                                                                                                   --------------
    Net realized gain on investments and foreign currencies                                             1,498,927
                                                                                                   --------------
Net change in unrealized appreciation or depreciation of investments and foreign currencies             8,475,999
                                                                                                   --------------
Net realized and unrealized gain on investments and foreign currencies                                  9,974,926
                                                                                                   --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $   10,058,602
                                                                                                   ==============

----------

* Foreign taxes                                                                                    $       42,147

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR             YEAR
                                                                                 ENDED            ENDED
                                                                              DECEMBER 31,     DECEMBER 31,
                                                                                 2003             2002
                                                                             --------------   --------------
FROM OPERATIONS:
Net investment income (loss)                                                 $       83,676   $       (2,339)
Net realized gain (loss) on investments and foreign currencies                    1,498,927       (7,537,360)
Net change in unrealized appreciation or depreciation
  of investments and foreign currencies                                           8,475,999       (1,137,335)
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations                  10,058,602       (8,677,034)
                                                                             --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                    --           (4,070)
                                                                             --------------   --------------
Net decrease in net assets resulting from distributions to shareholders                  --           (4,070)
                                                                             --------------   --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                 19,898,120       24,331,455
Dividends reinvested                                                                     --            4,070
Cost of shares redeemed                                                          (6,949,682)     (11,893,232)
                                                                             --------------   --------------
Net increase in net assets resulting from capital share transactions             12,948,438       12,442,293
                                                                             --------------   --------------
Net increase in net assets                                                       23,007,040        3,761,189

NET ASSETS:
Beginning of year                                                                27,744,681       23,983,492
                                                                             --------------   --------------
End of year                                                                  $   50,751,721   $   27,744,681
                                                                             ==============   ==============

Undistributed net investment income at end of year                           $       63,274   $           --
                                                                             ==============   ==============

                 See Accompanying Notes to Financial Statements

ING VP WORLDWIDE GROWTH PORTFOLIO                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                      APRIL 28,
                                                                      YEAR ENDED DECEMBER 31,        2000(1) TO
                                                               ----------------------------------   DECEMBER 31,
                                                                 2003        2002        2001           2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $         5.39       7.18         8.81         10.00
 Income from investment operations:
 Net investment income (loss)                            $         0.01       0.00(5)     (0.01)         0.00(5)
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                  $         1.56      (1.79)       (1.62)        (1.16)
 Total from investment operations                        $         1.57      (1.79)       (1.63)        (1.16)
 Less distributions from:
 Net investment income                                   $           --       0.00(4)        --            --
 Net realized gains on investments                       $           --         --           --          0.02
 In excess of net realized gains on investments          $           --         --           --          0.01
 Total distributions                                     $           --       0.00(4)        --          0.03
 Net asset value, end of the period                      $         6.96       5.39         7.18          8.81
 TOTAL RETURN(2)                                         %        29.13     (24.92)      (18.50)       (11.62)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000s)                    $       50,752     27,745       23,983        10,257
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)             %         1.23       1.23         1.23          1.23
 Gross expenses prior to expense reimbursement           %         1.75       2.07         2.97          2.97
 Net investment income (loss) after expense
 reimbursement(3)                                        %         0.23      (0.01)       (0.15)        (0.11)
 Portfolio turnover rate                                 %          111        279          252            11

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(3) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years.
(4)  Per share amount is less than $0.01.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2003

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Variable Insurance Trust ("the "Trust") was organized as a Delaware business trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are four separate investment series which comprise the Trust. The one that is in this report is the ING VP Worldwide Growth Portfolio (the "Portfolio"). The Portfolio commenced operations on April 28, 2000.

The Portfolio's investment objective is to seek long-term capital appreciation by investing in equity securities, including common and preferred stock, warrants and convertible securities of issuers located in at least three countries, one of which may be the U.S.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

     Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and net realized gains, if any are declared and paid annually by the Portfolio. Distributions are determined annually in accordance with federal tax principles which may differ from accounting principles generally accepted in the United States of America for investment companies. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

D. FOREIGN CURRENCY TRANSLATION. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include, but are not limited, to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2003, the Portfolio did not have any open forward foreign currency contracts.

F. REPURCHASE AGREEMENT. The Portfolio's custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

G. FEDERAL INCOME TAXES. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisons applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

I. SECURITIES LENDING. The Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. No securities were on loan at December 31, 2003.

NOTE 3 -- INVESTMENT MANAGEMENT AND DISTRIBUTION FEES

ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. is the Investment Manager of the Portfolio. The Trust pays the Investment Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio.

The Investment Manager has entered into an expense limitation contract with the Portfolio, under which it will limit expenses of the Portfolio to the extent of 1.23% of the value of the Portfolio's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

The Investment Manager will, at a later date, recoup from the Portfolio, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees, are reflected on the accompanying Statement of Operations.

As of December 31, 2003, the cumulative amount of reimbursed fees that is subject to possible recoupment by the Investment Manager is $621,295.

At a special meeting held on July 22, 2003, Shareholders approved a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by each Fund.

The Trust, on behalf of the Portfolio, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. The Portfolio pays ING Funds Distributor, LLC (the "Distributor") monthly, based on an annual rate of up to 0.25% of the Portfolio's average daily net assets. The distribution fee may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Portfolio.

NOTE 4 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

      ACCRUED
     INVESTMENT             ACCRUED
     MANAGEMENT           DISTRIBUTION
        FEE                   FEE                  TOTAL
     ----------           ------------             -----
      $ 40,637              $  10,310             $ 50,947

The Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003, excluding short-term securities, were $50,942,299 and $37,507,339, respectively.

NOTE 6 -- LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At December 31, 2003 the Portfolio did not have any loans outstanding.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars, were as follows:

                                                             YEAR ENDED
                                                          DECEMBER 31, 2003
                                                     --------------------------
                                                       SHARES         AMOUNT
                                                     ----------   -------------
Shares sold                                           3,358,516   $  19,898,120
Shares redeemed                                      (1,206,107)     (6,949,682)
                                                     ----------   -------------
Net increase                                          2,152,409   $  12,948,438
                                                     ==========   =============

                                                             YEAR ENDED
                                                          DECEMBER 31, 2002
                                                     --------------------------
                                                       SHARES         AMOUNT
                                                     ----------   -------------
Shares sold                                           3,857,243   $  24,331,455
Shares reinvested                                           744           4,070
Shares redeemed                                      (2,056,947)    (11,893,232)
                                                     ----------   -------------
Net increase                                          1,801,040   $  12,442,293
                                                     ==========   =============

NOTE 8 -- CONCENTRATION OF INVESTMENT RISKS

FOREIGN SECURITIES. The Portfolio makes significant investments in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

NON-DIVERSIFIED. The Portfolio is classified as a non-diversified investment company under the Investment Company Act, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

NOTE 9 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.

Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

           UNDISTRIBUTED                ACCUMULATED
          NET INVESTMENT               NET REALIZED
            INCOME ON                      GAINS
           INVESTMENTS                    (LOSSES)
          --------------               ------------
            $ (20,402)                   $ 20,402

There were no distributions to shareholders during the year ended December 31, 2003. The tax composition of dividends and distributions to shareholders was ordinary income in the amount of $4,070 for the year ended December 31, 2002.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

UNDISTRIBUTED    UNREALIZED      POST OCTOBER     CAPITAL
  ORDINARY      APPRECIATION/  CURRENCY LOSSES      LOSS        EXPIRATION
   INCOME      (DEPRECIATION)      DEFERRED     CARRYFORWARDS      DATES
-------------  --------------  ---------------  -------------   ----------
  $ 94,539       $ 7,535,146       $ (10,456)  $ (10,001,514)    2009-2010

NOTE 10 - OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

ING
VP Worldwide
Growth
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 92.7%

                  AUSTRALIA: 0.6%
       41,000     QBE Insurance Group Ltd.                       $       327,710
                                                                 ---------------
                                                                         327,710
                                                                 ---------------

                  BERMUDA: 3.0%
       57,600     Tyco Intl. Ltd.                                      1,526,400
                                                                 ---------------
                                                                       1,526,400
                                                                 ---------------

                  BRAZIL: 0.7%
       14,900     Uniao de Bancos Brasileiros SA                         371,755
                                                                 ---------------
                                                                         371,755
                                                                 ---------------

                  CANADA: 0.7%
        8,443     Encana Corp.                                           333,212
                                                                 ---------------
                                                                         333,212
                                                                 ---------------

                  CHILE: 0.2%
        4,300     Banco Santander Chile SA ADR                           102,254
                                                                 ---------------
                                                                         102,254
                                                                 ---------------

                  CHINA: 0.3%
        4,600 @   China Life Insurance Co. Ltd. ADR                      151,662
                                                                 ---------------
                                                                         151,662
                                                                 ---------------

                  DENMARK: 1.1%
       12,100     Danske Bank A/S                                        284,256
        8,100     TDC A/S                                                292,512
                                                                 ---------------
                                                                         576,768
                                                                 ---------------

                  FINLAND: 0.3%
        8,900     UPM-Kymmene OYJ                                        170,216
                                                                 ---------------
                                                                         170,216
                                                                 ---------------

                  FRANCE: 3.9%
        4,350     Aventis SA                                             288,386
        4,179     Lafarge SA                                             373,658
        2,900     Schneider Electric SA                                  190,112
        5,800     Societe Generale                                       513,649
        2,620     Total SA                                               486,108
        3,050     Valeo SA                                               122,233
                                                                 ---------------
                                                                       1,974,146
                                                                 ---------------

                  GERMANY: 1.8%
        4,750     Deutsche Boerse AG                                     260,873
        6,000     RWE AG                                                 239,152
        5,400     Siemens AG                                             432,897
                                                                 ---------------
                                                                         932,922
                                                                 ---------------

                  GREECE: 0.8%
       14,200     Alpha Bank A.E.                                        430,143
                                                                 ---------------
                                                                         430,143
                                                                 ---------------

                  HONG KONG: 0.9%
       84,000     China Merchants Holdings Intl. Co. Ltd.                110,902
      402,000     Giordano Intl. Ltd.                                    186,408
      260,000     Global Bio-Chem Technology Group Co. Ltd.              160,750
                                                                 ---------------
                                                                         458,060
                                                                 ---------------

                  HUNGARY: 0.4%
       15,100 @   OTP Bank Rt. GDR                               $       194,490
                                                                 ---------------
                                                                         194,490
                                                                 ---------------

                  INDONESIA: 0.2%
      169,500     HM Sampoerna Tbk PT                                     89,887
                                                                 ---------------
                                                                          89,887
                                                                 ---------------

                  IRELAND: 1.0%
       20,800     Irish Life & Permanent PLC                             335,606
       19,800 @   Ryanair Holdings PLC                                   165,133
                                                                 ---------------
                                                                         500,739
                                                                 ---------------

                  ISRAEL: 0.4%
        3,400     Teva Pharmaceutical Industries ADR                     192,814
                                                                 ---------------
                                                                         192,814
                                                                 ---------------

                  ITALY: 0.2%
       18,200     Banca Fideuram S.p.A.                                  108,126
                                                                 ---------------
                                                                         108,126
                                                                 ---------------

                  JAPAN: 9.1%
       15,000     Amano Corp.                                            108,803
       20,100     Chugai Pharmaceutical Co. Ltd.                         289,018
        7,300     Familymart Co. Ltd.                                    167,299
        3,100     Fanuc Ltd.                                             186,940
       16,000     Fujitsu Ltd.                                            94,794
       33,000     JGC Corp.                                              346,351
       10,000     Kao Corp.                                              203,714
          800     Mabuchi Motor Co. Ltd.                                  61,714
       16,300     Marui Co. Ltd.                                         206,812
           22     Mitsubishi Tokyo Financial Group, Inc.                 171,539
       11,000     Nec Corp.                                               81,616
       26,000     Nikko Cordial Corp.                                    146,716
           50     Nippon Telegraph & Telephone Corp.                     243,879
       11,000     Nippon Yusen Kabushiki Kaisha                           50,008
       23,000     Nomura Holdings, Inc.                                  390,298
          110     NTT Docomo, Inc.                                       251,538
        3,700     Oriental Land Co. Ltd.                                 228,979
        8,000     Otsuka Kagu Ltd.                                       247,831
        9,800     Sekisui House Ltd.                                     101,913
       11,900     Shimano, Inc.                                          246,506
       11,000     Shiseido Co. Ltd.                                      133,904
        1,600     Takeda Chemical Industries Ltd.                         63,641
        3,800     Tokyo Electron Ltd.                                    291,677
        7,600     Toyota Motor Corp.                                     259,948
                                                                 ---------------
                                                                       4,575,438
                                                                 ---------------

                  MALAYSIA: 0.9%
      110,100     Malayan Banking BHD                                    279,616
      193,475     Public Bank BHD                                        157,558
                                                                 ---------------
                                                                         437,174
                                                                 ---------------

                  MEXICO: 0.2%
       35,100     Wal-Mart de Mexico SA de CV                            100,047
                                                                 ---------------
                                                                         100,047
                                                                 ---------------

                  NETHERLANDS: 1.2%
        4,312     Koninklijke Philips Electronics NV                     126,147
        9,505     Royal Dutch Petroleum Co.                              497,825
                                                                 ---------------
                                                                         623,972
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Worldwide
Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                  NEW ZEALAND: 0.5%
       91,000     Carter Holt Harvey Ltd.                        $       112,557
       17,100     Fisher & Paykel Healthcare Corp                        142,237
                                                                 ---------------
                                                                         254,794
                                                                 ---------------

                  NORWAY: 0.3%
       25,900     Tomra Systems ASA                                      157,126
                                                                 ---------------
                                                                         157,126
                                                                 ---------------

                  RUSSIA: 0.5%
        6,761     YUKOS ADR                                              277,877
                                                                 ---------------
                                                                         277,877
                                                                 ---------------

                  SINGAPORE: 0.7%
       43,300     United Overseas Bank Ltd.                              337,106
                                                                 ---------------
                                                                         337,106
                                                                 ---------------

                  SOUTH AFRICA: 0.8%
       29,700     Gold Fields Ltd. ADR                                   414,018
                                                                 ---------------
                                                                         414,018
                                                                 ---------------

                  SPAIN: 0.8%
       29,200     Telefonica SA                                          430,136
                                                                 ---------------
                                                                         430,136
                                                                 ---------------

                  SWEDEN: 0.2%
        7,925     Swedish Match AB                                        80,954
                                                                 ---------------
                                                                          80,954
                                                                 ---------------

                  SWITZERLAND: 3.0%
        5,900     Adecco SA                                              380,991
          770     Nestle SA                                              192,292
        7,415     Novartis AG                                            339,394
        2,930     Roche Holding AG                                       296,196
        4,700     UBS AG                                                 321,675
                                                                 ---------------
                                                                       1,530,548
                                                                 ---------------

                  TAIWAN: 0.5%
       24,308 @   Taiwan Semiconductor Manufacturing Co. Ltd.            248,914
                                                                 ---------------
                                                                         248,914
                                                                 ---------------

                  THAILAND: 0.2%
       14,100     BEC World PLC                                           80,068
                                                                 ---------------
                                                                          80,068
                                                                 ---------------

                  UNITED KINGDOM: 8.5%
       39,600     BAA PLC                                                352,144
       51,400     BP PLC                                                 417,953
       18,200     British American Tobacco PLC                           250,902
       30,975 @   British Sky Broadcasting PLC                           390,476
       38,400     Diageo PLC                                             505,033
       18,000     Glaxosmithkline PLC                                    450,768
        2,100     HSBC Holdings PLC                                      165,522
       19,600     Imperial Tobacco Group PLC                             386,599
       23,625     Kingfisher PLC                                         118,249
      187,800     Legal & General Group PLC                              339,134
       14,600     Provident Financial PLC                                170,235
        6,825     Rio Tinto PLC                                          187,844
      230,747     Vodafone Group PLC                                     573,335
                                                                 ---------------
                                                                       4,308,194
                                                                 ---------------

                  UNITED STATES: 48.8%
        2,200     Allergan, Inc.                                 $       168,982
        3,000     Altria Group, Inc.                                     163,260
        4,500 @   Amazon.Com, Inc.                                       236,880
        6,700     American Intl. Group                                   444,076
       13,500 @   Amgen, Inc.                                            834,300
        6,040     Apache Corp.                                           489,845
       20,100 @   Applied Materials, Inc.                                451,245
        1,700 @   Barr Laboratories, Inc.                                130,815
        7,600     Best Buy Co., Inc.                                     397,024
       12,410 @   Biogen IDEC, Inc.                                      456,440
        8,200 @   Boston Scientific Corp.                                301,432
       12,000 @   Cablevision Systems Corp.                              280,680
        4,800     Capital One Financial Corp.                            294,192
       38,900 @   Cisco Systems, Inc.                                    944,882
        8,400     Citigroup, Inc.                                        407,736
        6,400 @   Corning, Inc.                                           66,752
        4,400     Deere & Co.                                            286,220
        5,000 @   eBay, Inc.                                             322,950
        5,800 @   Electronic Arts, Inc.                                  277,124
       22,200 @   EMC Corp.                                              286,824
        7,800     Exxon Mobil Corp.                                      319,800
        7,600     Fannie Mae                                             570,455
        9,100 @   Fox Entertainment Group, Inc.                          265,265
        5,000     General Dynamics Corp.                                 451,950
       36,700     General Electric Co.                                 1,136,966
        4,900 @   Gilead Sciences, Inc.                                  284,886
        3,800     Goldman Sachs Group, Inc.                              375,174
        8,400     Guidant Corp.                                          505,680
       27,400     Halliburton Co.                                        712,400
        3,500     Harley-Davidson, Inc.                                  166,355
       13,900     Hewlett-Packard Co.                                    319,283
       11,300     Home Depot, Inc.                                       401,037
       22,473     Hughes Electronics Corp.                               371,928
       23,800     Intel Corp.                                            766,360
        8,400     International Business Machines Corp.                  778,512
        8,700     Lehman Brothers Holdings, Inc.                         671,813
        4,900     Lowe's Cos., Inc.                                      271,411
        7,100     Medtronic, Inc.                                        345,131
       11,000     Merck & Co., Inc.                                      508,200
       29,900     Microsoft Corp.                                        823,446
       23,600 @   Nextel Communications, Inc.                            662,216
        6,000     Nike, Inc.                                             410,760
       22,200 @   Nvidia Corp.                                           516,150
       31,200 @   Oracle Corp.                                           411,840
       40,000     Pfizer, Inc.                                         1,413,199
        3,800     Schlumberger Ltd.                                      207,936
       18,600 @   Staples, Inc.                                          507,780
        8,100     Texas Instruments, Inc.                                237,978
        5,800     UnitedHealth Group, Inc.                               337,444
       18,500 @   Veritas Software Corp.                                 687,460
        8,800     Wal-Mart Stores, Inc.                                  466,840
       12,500     Wyeth                                                  530,625
       13,400 @   Yahoo!, Inc.                                           605,278
        6,200 @   Zimmer Holdings, Inc.                                  436,480
                                                                 ---------------
                                                                      24,719,697
                                                                 ---------------

                  Total Common Stock
                    (Cost $39,648,018)                                47,017,367
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Worldwide
Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES: 4.0%

                  UNITED STATES: 4.0%
       25,100     Consumer Staples Select Sector SPDR Fund       $       545,423
        4,000     Ishares MSCI EAFE Index Fund                           547,120
       37,900     Ishares MSCI Japan Index Fund                          365,356
       11,600     Ishares MSCI United Kingdom Index Fund                 180,728
        6,200     Ishares S&P Europe 350 Index Fund                      397,730
                                                                 ---------------
                                                                       2,036,357
                                                                 ---------------

                  Total Investment Companies
                    (Cost $1,750,047)                                  2,036,357
                                                                 ---------------

PREFERRED STOCK: 0.1%

                  AUSTRALIA: 0.1%
        2,513     News Corp. Ltd.                                         76,018
                                                                 ---------------
                                                                          76,018
                                                                 ---------------

                  Total Preferred Stock
                    (Cost $73,167)                                        76,018
                                                                 ---------------

                  Total Long-Term Investments
                    (Cost $41,471,231)                                49,129,742
                                                                 ---------------

SHORT-TERM INVESTMENTS: 3.2%

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                  REPURCHASE AGREEMENT: 3.2%
$   1,622,000     Goldman Sachs Repurchase Agreement
                  dated 12/31/03, 0.990%, due 01/02/04,
                  $1,622,089 to be received upon
                  repurchase (Collateralized by
                  $1,623,325 various U.S. Government
                  Agencies, 2.500% - 4.500%, Market
                  Value $1,655,792, due 12/04/06 -
                  11/15/12)                                      $     1,622,000
                                                                 ---------------

                  Total Short-term Investments
                    (Cost $1,622,000)                                  1,622,000
                                                                 ---------------

                  TOTAL INVESTMENTS IN SECURITIES (COST
                    $43,093,231)*                        100.0%  $    50,751,742
                  OTHER ASSETS AND LIABILITIES-NET        (0.0)              (21)
                                                         -----   ---------------
                  NET ASSETS                             100.0%  $    50,751,721
                                                         =====   ===============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt

* Cost for federal income tax purposes $43,222,914. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation                       $     7,629,223
             Gross Unrealized Depreciation                              (100,395)
                                                                 ---------------
             Net Unrealized Appreciation                         $     7,528,828
                                                                 ===============

                                                                              PERCENTAGE OF
INDUSTRY                                                                        NET ASSETS
-------------------------------------------------------------------------------------------
Aerospace/Defense                                                                  0.9%
Agriculture                                                                        1.9
Airlines                                                                           0.3
Apparel                                                                            0.8
Auto Manufacturers                                                                 0.5
Auto Parts & Equipment                                                             0.2
Banks                                                                              6.5
Beverages                                                                          1.0
Biotechnology                                                                      2.8
Building Materials                                                                 0.7
Commercial Services                                                                1.0
Computers                                                                          2.9
Cosmetics/Personal Care                                                            0.7
Diversified Financial Services                                                     7.4
Electric                                                                           0.5
Electronics                                                                        0.9
Engineering & Construction                                                         1.4
Entertainment                                                                      0.5
Environmental Control                                                              0.3
Equity Fund                                                                        4.0
Food                                                                               0.4
Forest Products & Paper                                                            0.5
Hand/Machine Tools                                                                 0.4
Healthcare-Products                                                                3.4
Healthcare-Services                                                                0.7
Home Builders                                                                      0.2
Insurance                                                                          2.5
Internet                                                                           2.3
Leisure Time                                                                       0.8
Machinery-Diversified                                                              0.6
Media                                                                              2.8
Mining                                                                             1.2
Miscellaneous Manufacturing                                                        6.3
Oil and Gas                                                                        5.6
Oil and Gas Services                                                               1.8
Pharmaceuticals                                                                    9.9
Repurchase Agreement                                                               3.2
Retail                                                                             6.0
Semiconductors                                                                     5.0
Software                                                                           4.3
Telecommunications                                                                 6.8
Transportation                                                                     0.1
Other Assets and Liabilities, Net                                                  0.0
                                                                                 -----
                                                                                 100.0%
                                                                                 =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PLIGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS WAS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                   SHARES VOTED
                                                                    AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                    PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                    --------    ----------------   ------------    ---------     --------     ------------
     ING VP Worldwide Growth
     Portfolio                         1            5,164,718         131,971       320,406         --          5,617,095
     ING VP Worldwide Growth
     Portfolio                         2            5,122,847         162,111       332,137         --          5,617,095

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)              Trustee    February        Mr. Doherty is President      116                     --
7337 E. Doubletree Ranch Rd.               2001 -          and Partner, Doherty,
Scottsdale, AZ 85258                       Present         Wallace, Pillsbury and
Born: 1934                                                 Murphy, P.C., Attorneys
                                                           (1996 - Present); and
                                                           Trustee of each of the
                                                           funds managed by
                                                           Northstar Investment
                                                           Management Corporation
                                                           (1993 - 1999).

J. Michael Earley(3)            Trustee    February        President and Chief           116                     --
7337 E. Doubletree Ranch Rd.               2002 -          Executive Officer,
Scottsdale, AZ 85258                       Present         Bankers Trust Company,
Born: 1945                                                 N.A. (1992 - Present).

R. Barbara Gitenstein(2)        Trustee    February        President, College of         116                     --
7337 E. Doubletree Ranch Rd.               2002 -          New Jersey (1999 -
Scottsdale, AZ 85258                       Present         Present).
Born: 1948

Walter H. May(2)                Trustee    February        Retired. Formerly,            116        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.               2001 -          Managing Director and                    Present).
Scottsdale, AZ 85258                       Present         Director of Marketing,
Born: 1936                                                 Piper Jaffray, Inc.;
                                                           Trustee of each of
                                                           the funds managed by
                                                           Northstar Investment
                                                           Management Corporation
                                                           (1996 - 1999).

Jock Patton(2)                  Trustee    February        Private Investor              116        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.               2001 -          (June 1997 - Present).                   (January 1999 - Present);
Scottsdale, AZ 85258                       Present         Formerly Director and                    JDA Software Group, Inc.
Born: 1945                                                 Chief Executive Officer,                 (January 1999 - Present)
                                                           Rainbow Multimedia
                                                           Group, Inc. (January
                                                           1999 - December 2001)

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
David W.C. Putnam(3)            Trustee    February        President and Director,       116        Anchor International Bond
7337 E. Doubletree Ranch Rd.               2001 -          F.L. Putnam Securities                   (December 2000 - Present);
Scottsdale, AZ 85258                       Present         Company, Inc. and its                    Progressive Capital
Born: 1939                                                 affiliates; President,                   Accumulation Trust (August
                                                           Secretary and Trustee,                   1998 - Present); Principled
                                                           The Principled Equity                    Equity Market Fund (November
                                                           Market Fund. Formerly,                   1996 - Present), Mercy
                                                           Trustee, Trust Realty                    Endowment Foundation (1995 -
                                                           Trust (December Corp.;                   Present); Director, F.L.
                                                           Anchor Investment                        Putnam Investment Management
                                                           Trust; Bow 2000 -                        Company (December 2001 -
                                                           Present); Ridge Mining                   Present); Asian American
                                                           Company and each of                      Bank and Trust Company (June
                                                           the F.L. Putnam funds                    1992 - Present); and Notre
                                                           managed by Northstar                     Dame Health Care Center
                                                           Investment Foundation                    (1991 - Present) F.L. Putnam
                                                           Management Corporation                   Securities Company, Inc.
                                                           (1994 - 1999).                           (June 1978 - Present); and
                                                                                                    an Honorary Trustee, Mercy
                                                                                                    Hospital (1973 - Present).

Blaine E. Rieke(3)              Trustee    February        General Partner,              116        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.               2001 -          Huntington Partners                      (January 1998 - Present).
Scottsdale, AZ 85258                       Present         (January 1997 -
Born: 1933                                                 Present). Chairman
                                                           of the Board and
                                                           Trustee of each of
                                                           the funds managed by ING
                                                           Investment Management
                                                           Co. LLC (November 1998
                                                           - February 2001).


Roger B. Vincent(3)             Trustee    February        President, Springwell         116        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.               2002 -          Corporation (1989 -                      Inc. (1998 - Present).
Scottsdale, AZ 85258                       Present         Present). Formerly,
Born: 1945                                                 Director Tatham
                                                           Offshore, Inc. (1996 -
                                                           2000).

Richard A. Wedemeyer(2)         Trustee    February        Retired. Mr. Wedemeyer        116        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.               2001-           was formerly Vice                        (1997 - Present).
Scottsdale, AZ 85258                       Present         President -- Finance
Born: 1936                                                 and Administration,
                                                           Channel Corporation
                                                           (June 1996 - April 2002).
                                                           Trustee, First Choice
                                                           Funds (1997 - 2001); and
                                                           of each of the funds
                                                           managed by ING
                                                           Investment
                                                           Management Co. LLC
                                                           (1998 - 2001).

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)          Trustee    February        Chief Executive Officer,      165        Director, Hemisphere Inc.
7337 E. Doubletree Ranch Rd.               2001 -          ING U.S. Financial                       (May 2003 - Present);
Scottsdale, AZ 85258                       Present         Services (September 2001                 Equitable Life Insurance
Born: 1956                                                 - Present); General                      Co., Golden American Life
                                                           Manager and Chief                        Insurance Co., Life
                                                           Executive Officer, ING                   Insurance Company of
                                                           U.S. Worksite Financial                  Georgia, Midwestern United
                                                           Services (December 2000                  Life Insurance Co.,
                                                           - Present); Member ING                   ReliaStar Life Insurance
                                                           Americas Executive                       Co., Security Life of
                                                           Committee (2001 -                        Denver, Security Connecticut
                                                           Present); President,                     Life Insurance Co.,
                                                           Chief Executive Officer                  Southland Life Insurance
                                                           and Director of Northern                 Co., USG Annuity and Life
                                                           Life Insurance Company                   Company, and United Life and
                                                           (March 2001 - October                    Annuity Insurance Co. Inc
                                                           2002), ING Aeltus                        (March 2001 - Present);
                                                           Holding Company, Inc.                    Director, Ameribest Life
                                                           (2000 - Present), ING                    Insurance Co., (March 2001
                                                           Retail Holding Company                   to January 2003); Director,
                                                           (1998 - Present), ING                    First Columbine Life
                                                           Life Insurance and                       Insurance Co. (March 2001 to
                                                           Annuity Company                          December 2002); Member of
                                                           (September 1997 -                        the Board, National
                                                           November 2002) and ING                   Commission on Retirement
                                                           Retirement Holdings,                     Policy, Governor's Council
                                                           Inc. (1997 - Present).                   on Economic Competitiveness
                                                           Formerly, General                        and Technology of
                                                           Manager and Chief                        Connecticut, Connecticut
                                                           Executive Officer, ING                   Business and Industry
                                                           Worksite Division                        Association, Bushnell;
                                                           (December 2000 - October                 Connecticut Forum; Metro
                                                           2001), President                         Hartford Chamber of
                                                           ING-SCI, Inc. (August                    Commerce; and is Chairman,
                                                           1997 - December 2000);                   Concerned Citizens for
                                                           President, Aetna                         Effective Government.
                                                           Financial Services
                                                           (August 1997 - December
                                                           2000).

                                              TERM OF                                  NUMBER OF
                                            OFFICE AND             PRINCIPAL         PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE              TRUSTEE
       -------------          -----------   ----------          ---------------      -------------         -------------
John G. Turner(5)               Trustee    February        Chairman, Hillcrest           116        Director, Hormel Foods
7337 E. Doubletree Ranch Rd.               2001 -          Capital Partners (May                    Corporation (March 2000 -
Scottsdale, AZ 85258                       Present         2002 - Present);                         Present); Shopko Stores,
Born: 1939                                                 President, Turner                        Inc. (August 1999 - Present);
                                                           Investment Company                       and M.A. Mortenson Company
                                                           (January 2002 -                          (March 2002 - Present).
                                                           Present). Mr. Turner was
                                                           formerly Vice Chairman
                                                           of ING Americas (2000 -
                                                           2002); Chairman and
                                                           Chief Executive Officer
                                                           of ReliaStar Financial
                                                           Corp. and ReliaStar Life
                                                           Insurance Company (1993
                                                           - 2000); Chairman of
                                                           ReliaStar Life Insurance
                                                           Company of New York
                                                           (1995 - 2001); Chairman
                                                           of Northern Life
                                                           Insurance Company (1992
                                                           - 2001); Chairman and
                                                           Trustee of the Northstar
                                                           affiliated investment
                                                           companies (1993 - 2001)
                                                           and Director, Northstar
                                                           Investment Management
                                                           Corporation and its
                                                           affiliates (1993 -
                                                           1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                               PRINCIPAL
                                                              TERM OF OFFICE                 OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST         TIME SERVED(1)                PAST FIVE YEARS
       -------------              -------------------         --------------                ---------------
OFFICERS:

James M. Hennessy               President, Chief           March 2001 - Present   President and Chief Executive
7337 E. Doubletree Ranch Rd.    Executive Officer and                             Officer of ING Capital Corporation,
Scottsdale, AZ 85258            Chief Operating                                   LLC, ING Funds Services, LLC, ING
Born: 1949                      Officer                                           Advisors, Inc., ING Investments,
                                                                                  LLC, Lexington Funds Distributor,
                                                                                  Inc., Express America T.C. Inc. and
                                                                                  EAMC Liquidation Corp. (since
                                                                                  December 2001); Executive Vice
                                                                                  President and Chief Operating
                                                                                  Officer of ING Funds Distributor,
                                                                                  LLC (since June 2000). Formerly,
                                                                                  Executive Vice President and Chief
                                                                                  Operating Officer of ING
                                                                                  Quantitative Management, Inc.
                                                                                  (October 2001 to September 2002);
                                                                                  Senior Executive Vice President
                                                                                  (June 2000 to December 2000) and
                                                                                  Secretary (April 1995 to December
                                                                                  2000) of ING Capital Corporation,
                                                                                  LLC, ING Funds Services, LLC, ING
                                                                                  Investments, LLC, ING Advisors,
                                                                                  Inc., Express America T.C. Inc., and
                                                                                  EAMC Liquidation Corp.; and
                                                                                  Executive Vice President, ING
                                                                                  Capital Corporation, LLC and its
                                                                                  affiliates (May 1998 to June 2000)
                                                                                  and Senior Vice President, ING
                                                                                  Capital Corporation, LLC and its
                                                                                  affiliates (April 1995 to April 1998).

Stanley D. Vyner                Executive Vice             October 2000 -         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.    President                  Present                Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                         LLC (July 2000 to present) and
Born: 1950                                                                        Chief Investment Officer of the
                                                                                  International Portfolios, ING
                                                                                  Investments, LLC (July 1996 to
                                                                                  present). Formerly, President
                                                                                  and Chief Executive Officer of
                                                                                  ING Investments, LLC (August
                                                                                  1996 to August 2002).

Michael J. Roland               Executive Vice             February 2002 -        Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.    President and              Present                Financial Officer and Treasurer of
Scottsdale, AZ 85258            Assistant Secretary                               ING Funds Services, LLC, ING Funds
Born: 1958                                                                        Distributor, LLC, ING Advisors, Inc.,
                                Principal Financial        October 2000 -         ING Investments, LLC (December
                                Officer                    Present                2001 to present), Lexington Funds
                                                                                  Distributor, Inc., Express America
                                Senior Vice                March 2001 -           T.C. Inc. and EAMC Liquidation
                                President                  February 2002          Corp. (since December 2001).
                                                                                  Formerly, Executive Vice
                                                                                  President, Chief Financial
                                                                                  Officer and Treasurer of ING
                                                                                  Quantitative Management, Inc.
                                                                                  (December 2001 to October
                                                                                  2002); Senior Vice President,
                                                                                  ING Funds Services, LLC, ING
                                                                                  Investments, LLC, and ING
                                                                                  Funds Distributor, LLC (June
                                                                                  1998 to December 2001) and
                                                                                  Chief Financial Officer of
                                                                                  Endeavor Group (April 1997 to
                                                                                  June 1998).

                                                                                               PRINCIPAL
                                                              TERM OF OFFICE                 OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST         TIME SERVED(1)                PAST FIVE YEARS
       -------------              -------------------         --------------                ---------------
Robert S. Naka                  Senior Vice President      October 2000 -         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.    and Assistant              Present                Secretary of ING Funds Services,
Scottsdale, AZ 85258            Secretary                                         LLC, ING Funds Distributor, LLC,
Born: 1963                                                                        ING Advisors, Inc., ING
                                                                                  Investments, LLC (October 2001
                                                                                  to present) and Lexington Funds
                                                                                  Distributor, Inc. (since December
                                                                                  2001). Formerly, Senior Vice
                                                                                  President and Assistant Secretary for
                                                                                  ING Quantitative Management, Inc.
                                                                                  (October 2001 to October 2002); Vice
                                                                                  President, ING Investments, LLC
                                                                                  (April 1997 to October 1999), ING
                                                                                  Funds Services, LLC (February 1997
                                                                                  to August 1999) and Assistant Vice
                                                                                  President, ING Funds Services, LLC
                                                                                  (August 1995 to February 1997).

Kimberly A. Anderson            Senior Vice President      November 2003 -        Vice President and Assistant
7337 E. Doubletree Ranch Rd.                               Present                Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                              ING Funds Distributor, LLC, ING
Born: 1964                      Vice President             February 2001 -        Advisors, Inc., ING Investments, LLC
                                                           November 2003          (since October 2001) and Lexington
                                                                                  Funds Distributor, Inc. (since
                                Secretary                  February 2001 -        December 2001). Formerly, Vice
                                                           August 2003            President for ING Quantitative
                                                                                  Management, Inc. (October 2001 to
                                                                                  October 2002); Assistant Vice
                                                                                  President of ING Funds Services, LLC
                                                                                  (November 1999 to January 2001) and
                                                                                  has held various other positions with
                                                                                  ING Funds Services, LLC for more than
                                                                                  the last five years.

Robyn L. Ichilov                Vice President             October 2000 -         Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.                               Present                LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                              Investments, LLC (since August 1997);
Born: 1967                      Treasurer                  March 2001 - Present   Accounting Manager, ING Investments,
                                                                                  LLC (since November 1995).

J. David Greenwald              Vice President             August 2003 -          Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                               Present                Compliance of ING Funds Services,
Scottsdale, Arizona 85258                                                         LLC (May 2003 - Present). Formerly
Born: 1957                                                                        Assistant Treasurer and Director of
                                                                                  Mutual Fund Compliance and Operations
                                                                                  of American Skandia, A Prudential
                                                                                  Financial Company (October 1996  -
                                                                                  May 2003).

Lauren D. Bensinger             Vice President             February 2003 -        Vice President and Chief
7337 E. Doubletree Ranch Rd.                               Present                Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                         Distributor, LLC. (July 1995 to
Born: 1954                                                                        Present); Vice President (February
                                                                                  1996 to Present) and Chief
                                                                                  Compliance Officer (October 2001 to
                                                                                  Present) ING Investments, LLC; Vice
                                                                                  President and Chief Compliance
                                                                                  Officer, ING Advisors, Inc. (July
                                                                                  2000 to Present), Formerly Vice
                                                                                  President and Chief Compliance
                                                                                  Officer ING Quantitative Management,
                                                                                  Inc. (July 2000 to September 2002),
                                                                                  and Vice President, ING Fund
                                                                                  Services, LLC (July 1995 to Present).

                                                                                               PRINCIPAL
                                                              TERM OF OFFICE                 OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST         TIME SERVED(1)                PAST FIVE YEARS
       -------------              -------------------         --------------                ---------------
Todd Modic                      Vice President             August 2003 - Present  Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                      Reporting-Fund Accounting of ING
Scottsdale, AZ 85258            Assistant Vice             August 2001 -          Funds Services, LLC (September 2002
Born: 1967                      President                  August 2003            to present). Formerly, Director of
                                                                                  Financial Reporting of ING
                                                                                  Investments, LLC (March 2001 to
                                                                                  September 2002). Director of
                                                                                  Financial Reporting, Axient
                                                                                  Communications, Inc. (May 2000 to
                                                                                  January 2001) and Director of
                                                                                  Finance, Rural/Metro Corporation
                                                                                  (March 1995 to May 2000).

Huey P. Falgout, Jr.            Secretary                  August 2003 -          Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                               Present                (November 2002 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Associate General
Born: 1963                                                                        Counsel of AIG American General
                                                                                  (January 1999 - November 2002)
                                                                                  and Associate General Counsel of
                                                                                  Van Kampen, Inc. (April 1992 -
                                                                                  January 1999).

Susan P. Kinens                 Assistant Vice             February 2003 -        Assistant Vice President and
7337 E. Doubletree Ranch Rd.    President and              Present                Assistant Secretary, ING Funds
Scottsdale, AZ 85258            Assistant Secretary                               Services, LLC (December 2002 -
Born: 1976                                                                        Present); and has held various
                                                                                  other positions with ING Funds
                                                                                  Services, LLC for the last five
                                                                                  years.

Maria M. Anderson               Assistant Vice             August 2001 - Present  Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.    President                                         Funds Services, LLC (since October
Scottsdale, AZ 85258                                                              2001). Formerly, Manager of Fund
Born: 1958                                                                        Accounting and Fund Compliance,
                                                                                  ING Investments, LLC (September 1999
                                                                                  to November 2001); Section Manager of
                                                                                  Fund Accounting, Stein Roe Mutual
                                                                                  Funds (July 1998 to August 1999); and
                                                                                  Financial Reporting Analyst, Stein
                                                                                  Roe Mutual Funds (August 1997 to July
                                                                                  1998).

Theresa Kelety                  Assistant Secretary        August 2003 - Present  Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                      (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                         Senior Associate with Shearman &
Born: 1963                                                                        Sterling (February 2000 - April 2003)
                                                                                  and Associate with Sutherland
                                                                                  Asbill & Brennan (1996- February
                                                                                  2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Portfolio, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolio's proxy voting record will be available without charge on or about August 31, 2004 on the Portfolio's website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]                                               VPWGAR1203-021804

ANNUAL REPORT


[PHOTO OF ABACUS]

December 31, 2003



ING GET U.S. CORE PORTFOLIO
SERIES 1
SERIES 2
SERIES 3



                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter......................................    1
Market Perspective......................................    2
Portfolio Managers' Reports.............................    4
Investment Strategy and Principal Risks.................    9
Index Descriptions......................................   13
Independent Auditors' Report............................   14
Statements of Assets and Liabilities....................   15
Statements of Operations................................   16
Statements of Changes in Net Assets.....................   17
Financial Highlights....................................   18
Notes to Financial Statements...........................   21
Portfolio of Investments................................   27
Trustee and Officer Information.........................   39

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Series affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

The U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the

                       MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                See accompanying index descriptions on page 13.

                                             PORTFOLIO MANAGERS' REPORT
ING GET U.S. CORE PORTFOLIO -- SERIES 1, 2 AND 3
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM:

ASSET ALLOCATION: Mary Ann Fernandez, Senior Vice President, Aeltus Investment Management, Inc., ("ING Aeltus") -- the Sub-Adviser, serves as strategist for the ING GET U.S. Core Portfolio, Series 1, 2 and 3 ("Series") and is responsible for overseeing overall Series strategy and the allocation of Series' Assets between the Equity and Fixed components.

EQUITY COMPONENT: Hugh T.M. Whelan, Portfolio Manager, and Douglas K. Cote, Portfolio Manager, ING Aeltus, co-manage the Equity Component.

FIXED COMPONENT: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager, ING Aeltus.

INVESTMENT OBJECTIVE: During the Guarantee Period, the Series seek to achieve maximum total return by participating, to the extent possible, in favorable equity market performance while preserving Series' assets as of the inception of the Guarantee Period.

PERFORMANCE: For the period from inception of Guarantee Period (September 12,
2003) through December 31, 2003, the ING GET U.S. Core Portfolio Series 1, excluding any sales charges, returned 3.40%. The benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 10.99% and 2.97%, respectively for four months ended December 31, 2003.

For the period from inception of Guarantee Period (December 12, 2003) through December 31, 2003, ING GET U.S. Core Portfolio Series 2, excluding any sales charges, returned 0.70%. The benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 5.25% and 1.02%, respectively for one month ended December 31, 2003.

Since ING GET U.S. Core Portfolio -- Series 3 had not entered its Guarantee Period as of December 31, 2003, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Series. For current performance, when available, please call ING Funds Distributor, LLC at 1-800-992-0180.

PORTFOLIO SPECIFICS: The Series' performance is driven by three factors: the asset allocation process, the underlying fixed income portfolio, which is invested primarily in U.S. treasury and agency securities, and the underlying equity portfolio, which is invested in accordance with ING Aeltus' quantitative enhanced S&P 500 Index strategy.

The asset allocation process is designed to participate in upwardly moving equity markets and on the downside it is designed to focus on loss protection. The factors that are used to determine the allocation include: market volatility, the current level of interest rates, time left to the maturity of the Series and the current value of the Series' assets relative to the underlying guarantee amount. In general, the Series buy equities (and sell fixed income securities) as the equity market is rising while selling out of equity securities (and buying fixed income securities) as the equity market is declining. Asset allocation moves into and out of equity and fixed income securities can impact performance especially in rapidly moving markets or very volatile markets since reallocations generate transaction costs such as brokerage commissions. Since stocks outperformed bonds over the period -- the Series' underperformance relative to the S&P 500 Index is expected because of asset allocation. The use of fixed income reduces the Series' ability to participate as fully in upward moving equity markets and represents some opportunity cost, which may be substantial, as compared to a portfolio that is fully invested in equities.

The fixed income component of each Series underperformed the Lehman Brothers Aggregate Bond Index as U.S. treasuries and agencies underperformed other securities such as the collateralized mortgage backed securities (CMBS), credit, mortgage backed securities (MBS), and asset backed securities (ABS) sectors over the period. The Series are comprised primarily of the U.S. treasuries and agencies. As each of the Series moves towards maturity, the duration of the Series will shorten since the Sub-Adviser maintains a duration close to the maturity of the Series as part of its investment strategy.

PORTFOLIO MANAGERS' REPORT                           ING GET U.S. CORE PORTFOLIO
--------------------------------------------------------------------------------

The Series' equity component underperformed the S&P 500 Index. The Series sector allocation detracted modestly from performance due to modest underweights in the financials and materials sectors and a modest overweight in telecom sector. Individual security selection aided performance, especially within the health care, industrials and telecom sectors.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer of this year. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market has turned in positive results for the year. The market's upswing can be attributed to a number of factors including accelerating gross domestic product (GDP), low inflation, supportive monetary and fiscal policy and strengthening industrial production, productivity and business investment. Employment still remains the weak link in economic recovery, however, even employment is showing signs of improvement with the unemployment rate down to 5.9%, off of the June high of 6.4%. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

                See accompanying index descriptions on page 13.

ING GET U.S. CORE PORTFOLIO -- SERIES 1               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    ING GET U.S. CORE                                        LEHMAN BROTHERS
                                                  PORTFOLIO-SERIES 1(1)         S&P 500 INDEX(2)         AGGREGATE BOND INDEX(3)
                                                  ---------------------         ----------------         -----------------------
9/12/2003                                               10000.00                    10000.00                    10000.00
12/31/2003                                              10340.00                    11099.00                    10297.00

                                                                  TOTAL RETURNS FOR THE
                                                              PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------
                                                                    SINCE INCEPTION OF
                                                                     GUARANTEE PERIOD
                                                                         9/12/03
                                                                         -------
ING GET U.S. Core Portfolio -- Series 1                                    3.40%
S&P 500 Index                                                             10.99%(1)
Lehman Brothers Aggregate Bond Index                                       2.97%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING GET U.S. Core Portfolio -- Series 1 against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 9/01/03.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 13.

PORTFOLIO MANAGERS' REPORT               ING GET U.S. CORE PORTFOLIO -- SERIES 2
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                    ING GET U.S. CORE                                     AGGREGATE BOND INDEX
                                                PORTFOLIO - SERIES 2 (1)        S&P 500 INDEX (2)                  (3)
                                                ------------------------        -----------------         --------------------
12/12/2003                                              10000.00                    10000.00                    10000.00
12/31/2003                                              10070.00                    10525.00                    10102.00

                                                                  TOTAL RETURNS FOR THE
                                                              PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------
                                                                    SINCE INCEPTION OF
                                                                     GUARANTEE PERIOD
                                                                         12/12/03
                                                                         --------
ING GET U.S. Core Portfolio -- Series 2                                   0.70%
S&P 500 Index                                                             5.25%(1)
Lehman Brothers Aggregate Bond Index                                      1.02%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING GET U.S. Core Portfolio -- Series 2 against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/03.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 13.

ING GET U.S. CORE PORTFOLIO -- SERIES 3               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

Since ING GET U.S. Core Portfolio -- Series 3 had not entered the Guarantee Period as of December 31, 2003, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Portfolio. For current performance, when available, please call ING Funds Distributor, LLC at (800) 992-0180.

INVESTMENT STRATEGY AND PRINCIPAL RISKS              ING GET U.S. CORE PORTFOLIO
--------------------------------------------------------------------------------

WHAT IS THE INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD?

The Series do not implement an "investment strategy" in any conventional sense. Rather, the Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Guarantee. The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series' assets will be allocated between the:

      - EQUITY COMPONENT, consisting of common stocks included in the Standard and Poor's 500 Index (S&P 500) and futures contracts on the S&P 500; and the

      - FIXED COMPONENT, consisting primarily of short-to intermediate-duration U.S. Government securities.

The Series' asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company will be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Series.

HOW DOES THE SERIES' ASSET ALLOCATION WORK?

Aeltus Investment Management, Inc. (ING Aeltus), Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series' total annual expenses, insurance company separate account expenses, and the Maturity Date. The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a "material decline" in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a "material decline" in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the "material decline" at 20%, more assets will likely be allocated to the Equity Component than if the "material decline" is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

EQUITY COMPONENT: ING Aeltus manages the Equity Component by overweighting those stocks in the S&P 500 that it believes will outperform the S&P 500, and underweighting (or avoiding altogether) those stocks ING Aeltus believes will underperform the S&P 500. Stocks ING Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, ING Aeltus generally includes in the Equity Component between 400 and 450 stocks included in the S&P
500. ING Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.

If the Equity Component's market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500, ING Aeltus may invest the entire amount of the Equity Component's assets in S&P 500 futures, in exchange traded funds (ETFs), or in a combination of S&P 500

ING GET U.S. CORE PORTFOLIO              INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

futures and ETFs, subject to any limitation on the Series' investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Aeltus will not employ an enhanced index strategy when it invests in S&P 500 futures and ETFs.

FIXED COMPONENT: ING Aeltus seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). Although the Series invest in securities insured or guaranteed by the U.S. Government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage backed securities (including commercial mortgage backed securities) which are rated AAA or Aaa at the time of purchase by Moody's Investors Service, Inc. (Moody's) or S&P, respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P and/or Aa3 or higher by Moody's. The Fixed Component may also include U.S. Treasury futures and money market instruments.

WHAT ARE THE PRINCIPAL GUARANTEE PERIOD RISKS?

ALLOCATION RISK. If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series' assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Series' assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

ASSET ALLOCATION MAY UNDERPERFORM STATIC STRATEGIES. The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series' transaction costs.

OPPORTUNITY COSTS. There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series' assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series' assets. If the market value of the Equity Component rises, the percentage of the Series' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

INVESTMENT STRATEGY AND PRINCIPAL RISKS              ING GET U.S. CORE PORTFOLIO
--------------------------------------------------------------------------------

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and of the underlying contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a Contract-holder or Participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current NAV which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not Public Offering Price (POP), and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed income securities at the end of the Guarantee Period.

WORSE CASE SCENARIOS FOR THE SERIES' EQUITY PARTICIPATION. The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series' NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

ANNUITY CHARGES. Contract-holders and Participants acquiring interests in the Series through separate accounts are not all subject to the same contract charges. The Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. As such, Contract-holders and Participants will incur different opportunity costs, as the Series' Equity Component allocation will be reduced so as to preserve the Series' assets at a level that may be higher than that needed to return to certain investors their initial separate account investment directed to the Series as of the Maturity Date, plus their (lower) contract charges.

STOCK AND BOND INVESTMENTS. The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. Government or its agencies.

DECLINING INTEREST RATES. A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series' assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

ING GET U.S. CORE PORTFOLIO              INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

FUTURES CONTRACTS. The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

EXCHANGE TRADED FUNDS. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

RISKS OF USING DERIVATIVES. Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series' share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series' realizing a lower return than expected on an investment.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

The STANDARD AND POOR'S (S&P) 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
ING Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities of ING GET U.S. Core Portfolio -- Series 1, ING GET U.S. Core Portfolio -- Series 2, and ING GET U.S. Core Portfolio -- Series 3, each a series of ING Variable Insurance Trust, including the portfolios of investments, as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                       [KPMG LLP]

Boston, Massachusetts
February 16, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                                     ING GET U.S. CORE PORTFOLIO
                                                              -----------------------------------------
                                                                SERIES 1       SERIES 2      SERIES 3
                                                                --------       --------      --------
ASSETS:
Investments in securities, at value*                          $252,658,174   $221,190,113   $        --
Short-term investments, at value**                                      --             --     9,453,459
Short-term investments, at amortized cost                        2,003,000      1,897,000     1,276,000
Cash                                                                   224            746         2,170
Receivable for dividends and interest                              115,338         52,670            34
Prepaid expenses                                                    10,812         14,374            --
Reimbursement due from manager                                          --          1,280        10,000
                                                              ------------   ------------   -----------
  Total assets                                                 254,787,548    223,156,183    10,741,663
                                                              ------------   ------------   -----------
LIABILITIES:
Payable to affiliates                                              199,268        112,380         1,523
Payable for trustee fees                                             5,233          1,573            13
Other accrued expenses and liabilities                              49,066         39,700        10,237
                                                              ------------   ------------   -----------
  Total liabilities                                                253,567        153,653        11,773
                                                              ------------   ------------   -----------
NET ASSETS                                                    $254,533,981   $223,002,530   $10,729,890
                                                              ============   ============   ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $245,621,243   $221,361,137   $10,726,629
Undistributed net investment income                              1,515,863        181,326         1,996
Accumulated net realized gain on investments                       110,426            324            --
Net unrealized appreciation of investments                       7,286,449      1,459,743         1,265
                                                              ------------   ------------   -----------
NET ASSETS                                                    $254,533,981   $223,002,530   $10,729,890
                                                              ============   ============   ===========
------------------
*Cost of investments in securities                            $245,371,725   $219,730,370   $        --
**Cost of short-term investments, at value                    $         --   $         --   $ 9,452,194
NET ASSETS                                                    $254,533,981   $223,002,530   $10,729,890
Shares authorized                                                unlimited      unlimited     unlimited
Par value                                                     $      0.001   $      0.001   $     0.001
Shares outstanding                                              24,588,069     22,125,844     1,072,450
Net asset value and redemption price per share                $      10.35   $      10.08   $     10.01

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 ING GET U.S. CORE PORTFOLIO
                                               ---------------------------------------------------------------
                                                   SERIES 1             SERIES 2                SERIES 3
                                               ----------------   ---------------------   --------------------
                                               JUNE 13, 2003(1)   SEPTEMBER 12, 2003(1)   DECEMBER 12, 2003(1)
                                               TO DECEMBER 31,       TO DECEMBER 31,        TO DECEMBER 31,
                                                     2003                 2003                    2003
                                                     ----                 ----                    ----
INVESTMENT INCOME:
  Dividends                                       $  465,957           $   52,621               $    --
  Interest                                         1,859,593              268,099                 3,025
                                                  ----------           ----------               -------
     Total investment income                       2,325,550              320,720                 3,025
                                                  ----------           ----------               -------
EXPENSES:
  Investment management fees                         492,895               78,182                   686
  Distribution fees                                  209,909               37,034                   686
  Transfer agent fees                                  1,597                  934                    27
  Administrative service fees                         46,179                8,147                   151
  Shareholder reporting expense                        8,789                3,438                    55
  Registration fees                                       --                   63                     3
  Professional fees                                   26,944               15,345                   104
  Custody and accounting expense                      13,256                1,468                    33
  Trustee fees                                         7,384                1,615                    13
  Miscellaneous expense                                  935                  427                    14
  Organization expense                                10,000               10,000                10,000
  Offering expense                                     4,480                  781                    --
                                                  ----------           ----------               -------
     Total expenses                                  822,368              157,434                11,772
                                                  ----------           ----------               -------
  Less:
     Net waived and reimbursed fees                       --                9,298                10,000
                                                  ----------           ----------               -------
     Net expenses                                    822,368              148,136                 1,772
                                                  ----------           ----------               -------
  Net investment income                            1,503,182              172,584                 1,253
                                                  ----------           ----------               -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                   108,039                   --                    --
  Net change in unrealized appreciation or
     depreciation on investments                   7,286,449            1,459,743                 1,265
                                                  ----------           ----------               -------
  Net realized and unrealized gain on
     investments                                   7,394,488            1,459,743                 1,265
                                                  ----------           ----------               -------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                      $8,897,670           $1,632,327               $ 2,518
                                                  ==========           ==========               =======
------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ING GET U.S. CORE PORTFOLIO
                                               ---------------------------------------------------------------
                                                   SERIES 1             SERIES 2                SERIES 3
                                               ----------------   ---------------------   --------------------
                                               JUNE 13, 2003(1)   SEPTEMBER 12, 2003(1)   DECEMBER 12, 2003(1)
                                               TO DECEMBER 31,       TO DECEMBER 31,        TO DECEMBER 31,
                                                     2003                 2003                    2003
                                                     ----                 ----                    ----
FROM OPERATIONS:
Net investment income                            $  1,503,182         $    172,584            $     1,253
Net realized gain on investments                      108,039                   --                     --
Net change in unrealized appreciation or
  depreciation on investments                       7,286,449            1,459,743                  1,265
                                                 ------------         ------------            -----------
  Net increase in net assets resulting from
     operations                                     8,897,670            1,632,327                  2,518
                                                 ------------         ------------            -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale                            273,597,134          221,890,523             10,728,323
                                                 ------------         ------------            -----------
                                                  273,597,134          221,890,523             10,728,323
Cost of shares redeemed                           (27,960,823)            (520,320)                  (951)
                                                 ------------         ------------            -----------
Net increase in net assets resulting from
  capital share transactions                      245,636,311          221,370,203             10,727,372
                                                 ------------         ------------            -----------
Net increase in net assets                        254,533,981          223,002,530             10,729,890
NET ASSETS:
Beginning of period                                        --                   --                     --
                                                 ------------         ------------            -----------
End of period                                    $254,533,981         $223,002,530            $10,729,890
                                                 ============         ============            ===========
Undistributed net investment income at end of
  period                                         $  1,515,863         $    181,326            $     1,996
                                                 ============         ============            ===========
------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO -- SERIES 1                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    JUNE 13, 2003(1)
                                                                           TO
                                                                   DECEMBER 31, 2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $         10.00
 Income from investment operations:
 Net investment income                                          $          0.06
 Net realized and unrealized gain on investments                $          0.29
 Total from investment operations                               $          0.35
 Net asset value, end of period                                 $         10.35
 TOTAL RETURN(2):                                               %          3.40*
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $       254,534
 Ratio of expenses to average net assets:
 Expenses(3)                                                    %          0.99
 Net investment income(3)                                       %          1.81
 Portfolio turnover rate                                        %            29
--------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Total return calculation began on September 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 3.50%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                     ING GET U.S. CORE PORTFOLIO -- SERIES 2
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  SEPTEMBER 12, 2003(1)
                                                                           TO
                                                                    DECEMBER 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $          10.00
 Income from investment operations:
 Net investment income                                          $           0.01
 Net realized and unrealized gain on investments                $           0.07
 Total from investment operations                               $           0.08
 Net asset value, end of period                                 $          10.08
 TOTAL RETURN(2):                                               %           0.70*
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $        223,003
 Ratio of expenses to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %           1.00
 Gross expenses prior to expense reimbursement(3)               %           1.06
 Net investment income after expense reimbursement(3)(4)        %           1.16
 Portfolio turnover rate                                        %             --
---------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Total return calculation began on December 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 0.80%.

                 See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO -- SERIES 3                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  DECEMBER 12, 2003(1)
                                                                           TO
                                                                   DECEMBER 31, 2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $         10.00
 Income from investment operations:
 Net investment income                                          $          0.01
 Net realized and unrealized gain on investments                $          0.00*
 Total from investment operations                               $          0.01
 Net asset value, end of period                                 $         10.01
 TOTAL RETURN(2):                                               %            --+
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $        10,730
 Ratio of expenses to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %          0.65
 Gross expenses prior to expense reimbursement(3)               %          4.31
 Net investment income after expense reimbursement(3)(4)        %          0.46
 Portfolio turnover rate                                        %            --
--------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.
+    As of December 31, 2003, the Portfolio was in its Offering
     Period. Total return calculation will begin on the commencement date of the Guarantee Period (03/12/04). Total return from commencement of operations was 0.10%.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Variable Insurance Trust (the "Trust") was organized as a Delaware business trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are four separate investment Series which comprise the Trust. The three that are in this report are ING GET U.S. Core Portfolio -- Series 1 ("Series 1"), ING U.S. Core Portfolio -- Series 2 ("Series 2") and ING GET U.S. Core Portfolio -- Series 3 ("Series 3"), each a "Series."

Each Series seeks to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guarantee Period). If during the Guarantee Period the equity markets experience a major decline, the Series' assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. There is no minimum targeted return for the Series during the Guarantee Period. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company ("ILIAC") and Golden American Life Insurance Company ("Golden American"). The insurance company offering these Series guarantees Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges (the Guarantee). The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder's investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information relates to the GET U.S. Core Portfolio.

             ACCUMULATION           GUARANTEE        MATURITY
                PERIOD               PERIOD            DATE
          -------------------  -------------------   --------
Series 1  06/13/03 - 09/11/03  09/12/03 - 09/12/08   09/12/08
Series 2  09/12/03 - 12/11/03  12/12/03 - 12/12/08   12/12/08
Series 3  12/12/03 - 03/11/04  03/12/04 - 03/13/09   03/13/09

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2003, separate accounts of ILIAC and Golden American and their affiliates held all the shares outstanding of the Series.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Series securities reported by NASDAQ will be valued at NASDAQ official closing price. Series securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

--------------------------------------------------------------------------------

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Series' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Series' Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Series occurs after the time at which the foreign market for such security(ies) closes but before the time that the Series' net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Series calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Series could obtain if it were to sell the security at the time of the close of the NYSE.

      Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from accounting principles generally accepted in the United States of America for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

D. Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included

--------------------------------------------------------------------------------

      with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited, to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

E. Forward Foreign Currency Contracts. The Series may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Series agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Series' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2003, the Series did not have any open forward foreign currency contracts.

F. Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Series might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

G. Federal Income Taxes. It is the Series' policy to comply with subchapter M of the Internal Revenue Code and related excise tax

--------------------------------------------------------------------------------

      provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H. Use of Estimates. Management of the Series has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the periods ended December 31, 2003, the cost of purchases and proceeds of sales of securities, excluding short-term and U.S. Government securities, were as follows:

           PURCHASES      SALES
          ------------  ----------
Series 1  $104,061,815  $4,377,018
Series 2  $ 64,946,293          --

U.S. Government securities not included above were as follows:

           PURCHASES       SALES
          ------------  -----------
Series 1  $182,859,533  $39,069,719
Series 2  $154,587,057           --

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each of the Series has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreement compensates the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for the Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

The Adviser has engaged Aeltus Investment Management, Inc., ("ING Aeltus"), a wholly-owned subsidiary of ING Groep N.V., to serve as Sub-Advisor to the Series. ING Aeltus is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to oversight by the Adviser.

ING Funds Services, LLC ("IFS") acts as the administrator and provides certain administrative and shareholder services necessary for each Series', operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

NOTE 5 -- DISTRIBUTION FEES

The Series has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Series for expenses incurred in the distribution of each Series' share ("Distribution Fees"). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to reimburse or compensate for expenses incurred in the distribution and promotion of the Series' shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003, the Series had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

           ACCRUED                       ACCRUED
          INVESTMENT     ACCRUED      ADMINISTRATIVE
          MANAGEMENT   DISTRIBUTION      SERVICE
             FEE           FEE             FEE          TOTAL
          ----------   ------------   --------------   --------
Series 1   $132,113      $55,046         $12,109       $199,268
Series 2     73,235       32,086           7,059        112,380
Series 3        686          686             151          1,523

The Series have adopted a Retirement Policy covering all independent trustees of the Series who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- EXPENSE LIMITATIONS

ING Investments, LLC has entered into a written expense limitation agreement with the Series whereby, the Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Adviser will, at a later date, recoup from each Series, expenses reimbursed by the Adviser during the previous 36 months, but only if, after such recoupment, the Series' expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations.

NOTE 8 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                             JUNE 13, 2003(1) TO
                                              DECEMBER 31, 2003
                                              -----------------
SERIES 1 (NUMBER OF SHARES)
Shares sold                                        27,343,392
Shares redeemed                                    (2,755,323)
                                                 ------------
Net increase in shares outstanding                 24,588,069
                                                 ============

                                             JUNE 13, 2003(1) TO
                                              DECEMBER 31, 2003
                                              -----------------
SERIES 1 ($)
Shares sold                                      $273,597,134
Shares redeemed                                   (27,960,823)
                                                 ------------
Net increase                                     $245,636,311
                                                 ============

                                           SEPTEMBER 12, 2003(1) TO
                                              DECEMBER 31, 2003
                                           ------------------------
SERIES 2 (NUMBER OF SHARES)
Shares sold                                        22,177,572
Shares redeemed                                       (51,728)
                                                 ------------
Net increase in shares outstanding                 22,125,844
                                                 ============
SERIES 2 ($)
Shares sold                                      $221,890,523
Shares redeemed                                      (520,320)
                                                 ------------
Net increase                                     $221,370,203
                                                 ============

                                            DECEMBER 12, 2003(1) TO
                                               DECEMBER 31, 2003
                                            -----------------------
SERIES 3 (NUMBER OF SHARES)
Shares sold                                         1,072,545
Shares redeemed                                           (95)
                                                  -----------
Net increase in shares outstanding                  1,072,450
                                                  ===========
SERIES 3 ($)
Shares sold                                       $10,728,323
Shares redeemed                                          (951)
                                                  -----------
Net increase                                      $10,727,372
                                                  ===========

------------------
(1) Commencement of operations.

NOTE 9 -- LINE OF CREDIT

The Series, in addition to certain other funds managed by the Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the periods ended December 31, 2003, the Series did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 10 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, organizational and offering expenses and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

                     UNDISTRIBUTED NET    ACCUMULATED
          PAID-IN    INVESTMENT INCOME    NET REALIZED
          CAPITAL     ON INVESTMENTS     GAINS (LOSSES)
          --------   -----------------   --------------
Series
  1.....  $(15,068)       $12,681            $2,387
Series
  2.....    (9,066)         8,742               324
Series
  3.....      (743)           743                --

The tax-basis components of distributable earnings as of December 31, 2003 are as follows:

          UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
            ORDINARY        LONG-TERM     APPRECIATION/
             INCOME       CAPITAL GAINS   (DEPRECIATION)
          -------------   -------------   --------------
Series
  1.....   $1,748,689        $2,387         $7,161,662
Series
  2.....      181,240           324          1,459,830
Series
  3.....        1,996            --              1,265

NOTE 11 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Series affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1        PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
COMMON STOCK: 36.5%
                                 ADVERTISING: 0.1%
           3,350          @      Interpublic Group of Cos., Inc.          $     52,260
           2,300                 Omnicom Group                                 200,859
                                                                          ------------
                                                                               253,119
                                                                          ------------
                                 AEROSPACE/DEFENSE: 0.5%
           7,500                 Boeing Co.                                    316,050
           2,350                 General Dynamics Corp                         212,417
           1,050                 Goodrich Corp.                                 31,175
           3,900                 Lockheed Martin Corp.                         200,460
           1,600                 Rockwell Collins, Inc.                         48,048
           5,600                 United Technologies Corp.                     530,711
                                                                          ------------
                                                                             1,338,861
                                                                          ------------
                                 AGRICULTURE: 0.4%
          17,550                 Altria Group, Inc.                            955,071
           3,200                 Monsanto Co.                                   92,096
             750                 RJ Reynolds Tobacco Holdings, Inc.             43,613
                                                                          ------------
                                                                             1,090,780
                                                                          ------------
                                 AIRLINES: 0.0%
           2,800                 Southwest Airlines Co.                         45,192
                                                                          ------------
                                                                                45,192
                                                                          ------------
                                 APPAREL: 0.1%
           1,450                 Jones Apparel Group, Inc.                      51,084
           1,000                 Liz Claiborne, Inc.                            35,460
           3,950                 Nike, Inc.                                    270,417
             500                 Reebok Intl. Ltd.                              19,660
                                                                          ------------
                                                                               376,621
                                                                          ------------
                                 AUTO MANUFACTURERS: 0.4%
          27,050                 Ford Motor Co.                                432,800
           6,700                 General Motors Corp.                          357,780
           1,750                 Paccar, Inc.                                  148,960
                                                                          ------------
                                                                               939,540
                                                                          ------------
                                 AUTO PARTS AND EQUIPMENT: 0.1%
           7,600                 Delphi Corp.                                   77,596
             800                 Johnson Controls, Inc.                         92,896
                                                                          ------------
                                                                               170,492
                                                                          ------------
                                 BANKS: 2.7%
           3,200                 Amsouth Bancorp                                78,400
          17,550                 Bank of America Corp.                       1,411,546
           6,750                 Bank of New York Co., Inc.                    223,560
          10,150                 Bank One Corp.                                462,738
           4,800                 BB&T Corp.                                    185,472
           1,950                 Charter One Financial, Inc.                    67,373
             650                 Comerica, Inc.                                 36,439
           1,050                 First Tennessee National Corp.                 46,305
           9,250                 FleetBoston Financial Corp.                   403,762
           2,100                 Huntington Bancshares, Inc.                    47,250
           3,850                 Keycorp                                       112,882
           2,150                 Marshall & Ilsley Corp.                        82,238
           3,750                 Mellon Financial Corp.                        120,413
           5,500                 National City Corp.                           186,670
           1,300                 North Fork Bancorporation, Inc.                52,611
           1,950                 Northern Trust Corp.                           90,519
           2,600                 PNC Financial Services Group, Inc.            142,298
           1,950                 Regions Financial Corp.                        72,540
           3,950                 SouthTrust Corp.                              129,284
           2,950                 State Street Corp.                            153,636
           2,450                 SunTrust Banks, Inc.                          175,175

--------------------------------------------------------------------------------------
       Shares                                                                Value
           1,050                 Synovus Financial Corp.                  $     30,366
           1,750                 Union Planters Corp.                           55,108
          17,150                 US Bancorp                                    510,726
          19,550                 Wachovia Corp.                                910,834
          14,650                 Wells Fargo & Co.                             862,738
             800                 Zions Bancorporation                           49,064
                                                                          ------------
                                                                             6,699,947
                                                                          ------------
                                 BEVERAGES: 0.9%
           7,550                 Anheuser-Busch Cos., Inc.                     397,734
             500                 Brown-Forman Corp.                             46,725
          21,450                 Coca-Cola Co.                               1,088,588
           4,000                 Coca-Cola Enterprises, Inc.                    87,480
           2,450                 Pepsi Bottling Group, Inc.                     59,241
          15,250                 PepsiCo, Inc.                                 710,955
                                                                          ------------
                                                                             2,390,723
                                                                          ------------
                                 BIOTECHNOLOGY: 0.4%
          11,650          @      Amgen, Inc.                                   719,970
           1,150          @      Biogen IDEC, Inc.                              42,297
           2,150          @      Chiron Corp.                                  122,529
           1,950          @      Genzyme Corp.                                  96,213
             850          @      Medimmune, Inc.                                21,590
                                                                          ------------
                                                                             1,002,599
                                                                          ------------
                                 BUILDING MATERIALS: 0.1%
             550          @      American Standard Cos., Inc.                   55,385
           4,450                 Masco Corp.                                   121,974
             850                 Vulcan Materials Co.                           40,435
                                                                          ------------
                                                                               217,794
                                                                          ------------
                                 CHEMICALS: 0.4%
           1,950                 Air Products & Chemicals, Inc.                103,019
             650                 Ashland, Inc.                                  28,639
           8,800                 Dow Chemical Co.                              365,815
           2,200                 Ecolab, Inc.                                   60,214
           1,150                 Engelhard Corp.                                34,443
             800                 International Flavors & Fragrances,
                                  Inc.                                          27,936
           2,150                 PPG Industries, Inc.                          137,643
           2,900                 Praxair, Inc.                                 110,780
           2,100                 Rohm & Haas Co.                                89,691
           1,400                 Sherwin-Williams Co.                           48,636
             550                 Sigma-Aldrich Corp.                            31,449
                                                                          ------------
                                                                             1,038,265
                                                                          ------------
                                 COMMERCIAL SERVICES: 0.4%
           1,550          @      Apollo Group, Inc.                            105,400
          14,900          @      Cendant Corp.                                 331,823
           1,800          @      Concord EFS, Inc.                              26,712
           1,350          @      Convergys Corp.                                23,571
           1,150                 Equifax, Inc.                                  28,175
           2,200                 H&R Block, Inc.                               121,814
           1,050                 McKesson Corp.                                 33,768
           1,350                 Moody's Corp.                                  81,743
           4,350                 Paychex, Inc.                                 161,820
           1,550          @      Robert Half Intl., Inc.                        36,177
           1,000                 RR Donnelley & Sons Co.                        30,150
                                                                          ------------
                                                                               981,153
                                                                          ------------
                                 COMPUTERS: 1.7%
           4,250          @      Apple Computer, Inc.                           90,823
           1,650          @      Computer Sciences Corp.                        72,980
          29,600          @      Dell, Inc.                                  1,005,215
           4,250                 Electronic Data Systems Corp.                 104,295
          33,200          @      EMC Corp.                                     428,944

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 COMPUTERS (CONTINUED)
           3,600          @      Gateway, Inc.                            $     16,560
          26,900                 Hewlett-Packard Co.                           617,892
          15,100                 International Business Machines Corp.       1,399,467
           2,000          @      Lexmark Intl., Inc.                           157,280
             750                 NCR Corp.                                      29,100
           5,050          @      Network Appliance, Inc.                       103,677
          29,050          @      Sun Microsystems, Inc.                        130,435
           1,000          @      Sungard Data Systems, Inc.                     27,710
           3,250          @      Unisys Corp.                                   48,263
                                                                          ------------
                                                                             4,232,641
                                                                          ------------
                                 COSMETICS/PERSONAL CARE: 1.0%
             550                 Alberto-Culver Co.                             34,694
           2,100                 Avon Products, Inc.                           141,729
           4,750                 Colgate-Palmolive Co.                         237,738
          15,450                 Gillette Co.                                  567,478
           6,000                 Kimberly-Clark Corp.                          354,540
          11,300                 Procter & Gamble Co.                        1,128,643
                                                                          ------------
                                                                             2,464,822
                                                                          ------------
                                 DISTRIBUTION/WHOLESALE: 0.0%
             850                 WW Grainger, Inc.                              40,282
                                                                          ------------
                                                                                40,282
                                                                          ------------
                                 DIVERSIFIED FINANCIAL SERVICES: 3.4%
          11,550                 American Express Co.                          557,057
           1,500                 Bear Stearns Cos., Inc.                       119,925
           3,450                 Capital One Financial Corp.                   211,451
          11,700                 Charles Schwab Corp.                          138,528
          45,050                 Citigroup, Inc.                             2,186,726
           2,667                 Countrywide Financial Corp.                   202,267
           8,650                 Fannie Mae                                    649,269
             900                 Federated Investors, Inc.                      26,424
           2,250                 Franklin Resources, Inc.                      117,135
           6,050                 Freddie Mac                                   352,836
           4,150                 Goldman Sachs Group, Inc.                     409,730
          30,750                 JP Morgan Chase & Co.                       1,129,447
           3,200                 Lehman Brothers Holdings, Inc.                247,104
          11,050                 MBNA Corp.                                    274,593
          13,800                 Merrill Lynch & Co., Inc.                     809,369
          12,700                 Morgan Stanley                                734,948
           2,400          @      Providian Financial Corp.                      27,936
           4,050                 SLM Corp.                                     152,604
           1,000                 T Rowe Price Group, Inc.                       47,410
                                                                          ------------
                                                                             8,394,759
                                                                          ------------
                                 ELECTRIC: 0.8%
           6,000          @      AES Corp.                                      56,640
           1,400                 Ameren Corp.                                   64,400
           3,500                 American Electric Power Co., Inc.             106,785
           2,800                 Centerpoint Energy, Inc.                       27,132
           1,650                 Cinergy Corp.                                  64,037
             800                 Consolidated Edison, Inc.                      34,408
           2,200                 Constellation Energy Group, Inc.               86,152
           1,150                 Dominion Resources, Inc.                       73,405
           3,300                 Duke Energy Corp.                              67,485
           5,350                 Edison Intl.                                  117,326
           2,100                 Entergy Corp.                                 119,973
           2,900                 Exelon Corp.                                  192,443
           2,950                 FirstEnergy Corp.                             103,840
           1,600                 FPL Group, Inc.                               104,672
           2,900                 NiSource, Inc.                                 63,626
           3,650          @      PG&E Corp.                                    101,361
             750                 Pinnacle West Capital Corp.                    30,015

--------------------------------------------------------------------------------------
       Shares                                                                Value
           1,450                 PPL Corp.                                $     63,438
           2,150                 Progress Energy, Inc.                          97,309
           2,050                 Public Service Enterprise Group, Inc.          89,790
           6,800                 Southern Co.                                  205,699
           4,600                 TXU Corp.                                     109,112
           3,850                 Xcel Energy, Inc.                              65,373
                                                                          ------------
                                                                             2,044,421
                                                                          ------------
                                 ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
           1,800                 American Power Conversion                      44,010
           3,850                 Emerson Electric Co.                          249,287
           1,650                 Molex, Inc.                                    57,569
                                                                          ------------
                                                                               350,866
                                                                          ------------
                                 ELECTRONICS: 0.2%
           4,000          @      Agilent Technologies, Inc.                    116,959
           2,050                 Applera Corp. -- Applied Biosystems
                                  Group                                         42,456
           1,750          @      Jabil Circuit, Inc.                            49,525
           1,050                 Parker Hannifin Corp.                          62,475
           1,750                 PerkinElmer, Inc.                              29,873
           7,700          @      Sanmina-SCI Corp.                              97,097
           6,700          @      Solectron Corp.                                39,597
           1,950                 Symbol Technologies, Inc.                      32,936
             750                 Tektronix, Inc.                                23,700
           1,450          @      Thermo Electron Corp.                          36,540
                                                                          ------------
                                                                               531,158
                                                                          ------------
                                 ENTERTAINMENT: 0.0%
           3,200                 International Game Technology                 114,240
                                                                          ------------
                                                                               114,240
                                                                          ------------
                                 ENVIRONMENTAL CONTROL: 0.1%
           2,200          @      Allied Waste Industries, Inc.                  30,536
           5,200                 Waste Management, Inc.                        153,920
                                                                          ------------
                                                                               184,456
                                                                          ------------
                                 FOOD: 0.6%
           5,500                 Archer-Daniels-Midland Co                      83,710
           3,750                 Campbell Soup Co.                             100,500
           6,150                 Conagra Foods, Inc.                           162,299
           3,400                 General Mills, Inc.                           154,020
             450                 Hershey Foods Corp.                            34,646
           3,100                 HJ Heinz Co.                                  112,933
           3,750                 Kellogg Co.                                   142,800
           6,600          @      Kroger Co                                     122,166
           1,250                 McCormick & Co., Inc.                          37,625
           1,600          @      Safeway, Inc.                                  35,056
           6,950                 Sara Lee Corp.                                150,885
           1,800                 Supervalu, Inc.                                51,462
           5,700                 Sysco Corp.                                   212,210
           2,000                 WM Wrigley Jr. Co.                            112,420
                                                                          ------------
                                                                             1,512,732
                                                                          ------------
                                 FOREST PRODUCTS AND PAPER: 0.2%
             550                 Boise Cascade Corp.                            18,073
           2,150                 Georgia-Pacific Corp.                          65,941
           4,150                 International Paper Co.                       178,906
           1,200          @      Louisiana-Pacific Corp.                        21,456
           1,600                 MeadWestvaco Corp.                             47,600
             450                 Temple-Inland, Inc.                            28,202
           2,000                 Weyerhaeuser Co.                              128,000
                                                                          ------------
                                                                               488,178
                                                                          ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 GAS: 0.1%
           1,450                 KeySpan Corp.                            $     53,360
             200                 Peoples Energy Corp.                            8,408
           2,650                 Sempra Energy                                  79,659
                                                                          ------------
                                                                               141,427
                                                                          ------------
                                 HAND/MACHINE TOOLS: 0.0%
             550                 Black & Decker Corp.                           27,126
             550                 Snap-On, Inc.                                  17,732
             900                 Stanley Works                                  34,083
                                                                          ------------
                                                                                78,941
                                                                          ------------
                                 HEALTHCARE -- PRODUCTS: 1.3%
             350                 Bausch & Lomb, Inc.                            18,165
           5,900                 Baxter Intl., Inc.                            180,068
           2,300                 Becton Dickinson & Co.                         94,622
           2,350                 Biomet, Inc.                                   85,564
           9,650          @      Boston Scientific Corp.                       354,734
             450                 CR Bard, Inc.                                  36,563
           4,650                 Guidant Corp.                                 279,930
          25,800                 Johnson & Johnson                           1,332,827
          10,700                 Medtronic, Inc.                               520,126
           1,500          @      St. Jude Medical, Inc.                         92,025
           1,750                 Stryker Corp.                                 148,768
           2,100          @      Zimmer Holdings, Inc.                         147,840
                                                                          ------------
                                                                             3,291,232
                                                                          ------------
                                 HEALTHCARE -- SERVICES: 0.4%
           1,300                 Aetna, Inc.                                    87,854
           1,600          @      Anthem, Inc.                                  120,000
           2,400          @      Humana, Inc.                                   54,840
             900                 Manor Care, Inc.                               31,113
             400                 Quest Diagnostics                              29,244
           8,800                 UnitedHealth Group, Inc.                      511,984
           2,150          @      WellPoint Health Networks                     208,529
                                                                          ------------
                                                                             1,043,564
                                                                          ------------
                                 HOME BUILDERS: 0.0%
             550                 Centex Corp.                                   59,208
             400                 KB Home                                        29,008
                                                                          ------------
                                                                                88,216
                                                                          ------------
                                 HOME FURNISHINGS: 0.0%
           1,800                 Leggett & Platt, Inc.                          38,934
           1,050                 Whirlpool Corp.                                76,283
                                                                          ------------
                                                                               115,217
                                                                          ------------
                                 HOUSEHOLD PRODUCTS/WARES: 0.1%
           1,800                 Clorox Co.                                     87,408
           1,700                 Fortune Brands, Inc.                          121,533
                                                                          ------------
                                                                               208,941
                                                                          ------------
                                 INSURANCE: 1.6%
           2,350          @@     ACE Ltd.                                       97,337
           4,750                 Aflac, Inc.                                   171,855
           6,350                 Allstate Corp.                                273,176
           1,000                 Ambac Financial Group, Inc.                    69,390
          22,850                 American Intl. Group                        1,514,497
           1,100                 AON Corp.                                      26,334
           1,600                 Chubb Corp.                                   108,960
           1,750                 Cigna Corp.                                   100,625
           1,400                 Cincinnati Financial Corp.                     58,632
           2,450                 Hartford Financial Services Group, Inc.       144,624
           1,300                 Jefferson-Pilot Corp.                          65,845
           2,450                 John Hancock Financial Services, Inc.          91,875
           1,600                 Lincoln National Corp.                         64,592

--------------------------------------------------------------------------------------
       Shares                                                                Value
           1,850                 Marsh & McLennan Cos., Inc.              $     88,597
           1,350                 MBIA, Inc.                                     79,961
           6,700                 Metlife, Inc.                                 225,588
             900                 MGIC Investment Corp.                          51,246
           2,850                 Principal Financial Group                      94,250
           2,600                 Progressive Corp.                             217,333
           4,700                 Prudential Financial, Inc.                    196,318
           1,550                 Safeco Corp.                                   60,342
           2,050                 St. Paul Cos.                                  81,283
           1,000                 Torchmark Corp.                                45,540
           9,050                 Travelers Property Casualty Corp.             153,579
           1,250          @@     XL Capital Ltd.                                96,938
                                                                          ------------
                                                                             4,178,717
                                                                          ------------
                                 INTERNET: 0.3%
           5,600          @      eBay, Inc.                                    361,704
           1,250          @      Monster Worldwide, Inc.                        27,450
           4,200          @      Symantec Corp.                                145,530
           5,650          @      Yahoo!, Inc.                                  255,211
                                                                          ------------
                                                                               789,895
                                                                          ------------
                                 IRON/STEEL: 0.0%
             700                 Nucor Corp.                                    39,200
                                                                          ------------
                                                                                39,200
                                                                          ------------
                                 LEISURE TIME: 0.1%
             950                 Brunswick Corp.                                30,239
           2,150                 Carnival Corp.                                 85,420
           2,650                 Harley-Davidson, Inc.                         125,954
                                                                          ------------
                                                                               241,613
                                                                          ------------
                                 LODGING: 0.1%
           1,050                 Harrah's Entertainment, Inc.                   52,259
           3,300                 Hilton Hotels Corp.                            56,529
             850                 Marriott Intl., Inc.                           39,270
           1,700                 Starwood Hotels & Resorts Worldwide,
                                  Inc.                                          61,149
                                                                          ------------
                                                                               209,207
                                                                          ------------
                                 MACHINERY-CONSTRUCTION AND MINING: 0.1%
           3,000                 Caterpillar, Inc.                             249,060
                                                                          ------------
                                                                               249,060
                                                                          ------------
                                 MACHINERY-DIVERSIFIED: 0.2%
           3,550                 Deere & Co.                                   230,928
           1,800                 Dover Corp.                                    71,550
           2,650                 Rockwell Automation, Inc.                      94,340
                                                                          ------------
                                                                               396,818
                                                                          ------------
                                 MEDIA: 1.2%
          19,950          @      Comcast Corp.                                 655,756
             750                 Dow Jones & Co., Inc.                          37,388
           2,350                 Gannett Co., Inc.                             209,526
             700                 Knight-Ridder, Inc.                            54,159
           2,250                 McGraw-Hill Cos., Inc.                        157,320
             350                 Meredith Corp.                                 17,084
           1,300                 New York Times Co.                             62,127
          39,850          @      Time Warner, Inc.                             716,901
           2,700                 Tribune Co.                                   139,320
          15,300                 Viacom, Inc.                                  679,013
          18,200                 Walt Disney Co.                               424,606
                                                                          ------------
                                                                             3,153,200
                                                                          ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 MINING: 0.2%
           7,400                 Alcoa, Inc.                              $    281,200
           2,200                 Freeport-McMoRan Copper & Gold, Inc.           92,686
           3,550                 Newmont Mining Corp.                          172,566
             900          @      Phelps Dodge Corp.                             68,481
                                                                          ------------
                                                                               614,933
                                                                          ------------
                                 MISCELLANEOUS MANUFACTURING: 2.1%
          11,550                 3M Co.                                        982,096
             900                 Cooper Industries Ltd.                         52,137
           1,800                 Danaher Corp.                                 165,150
           2,500                 Eastman Kodak Co.                              64,175
             700                 Eaton Corp.                                    75,586
          88,000                 General Electric Co.                        2,726,239
           7,500                 Honeywell Intl., Inc.                         250,725
           2,700                 Illinois Tool Works, Inc.                     226,557
           1,500          @@     Ingersoll-Rand Co.                            101,820
             850                 ITT Industries, Inc.                           63,079
           1,100                 Pall Corp.                                     29,513
           1,200                 Textron, Inc.                                  68,472
          17,800          @@     Tyco Intl. Ltd.                               471,700
                                                                          ------------
                                                                             5,277,249
                                                                          ------------
                                 OFFICE/BUSINESS EQUIPMENT: 0.1%
           1,950                 Pitney Bowes, Inc.                             79,209
           7,250          @      Xerox Corp.                                   100,050
                                                                          ------------
                                                                               179,259
                                                                          ------------
                                 OIL AND GAS: 2.0%
             850                 Amerada Hess Corp.                             45,195
           2,100                 Anadarko Petroleum Corp.                      107,121
             550                 Apache Corp.                                   44,605
           1,650                 Burlington Resources, Inc.                     91,377
          12,650                 ChevronTexaco Corp.                         1,092,833
           8,050                 ConocoPhillips                                527,838
           3,450                 Devon Energy Corp.                            197,547
           1,000                 EOG Resources, Inc.                            46,170
          58,800                 Exxon Mobil Corp.                           2,410,799
           3,750                 Marathon Oil Corp.                            124,088
           1,300        @, @@    Nabors Industries Ltd.                         53,950
           1,150          @      Noble Corp.                                    41,147
           5,550                 Occidental Petroleum Corp.                    234,431
             850                 Sunoco, Inc.                                   43,478
           1,050          @      Transocean, Inc.                               25,211
           2,300                 Unocal Corp.                                   84,709
                                                                          ------------
                                                                             5,170,499
                                                                          ------------
                                 OIL AND GAS SERVICES: 0.0%
           1,400          @      BJ Services Co.                                50,260
           1,550                 Halliburton Co.                                40,300
                                                                          ------------
                                                                                90,560
                                                                          ------------
                                 PACKAGING AND CONTAINERS: 0.1%
             450                 Ball Corp.                                     26,807
             500                 Bemis Co.                                      25,000
           1,250          @      Pactiv Corp.                                   29,875
           1,150          @      Sealed Air Corp.                               62,261
                                                                          ------------
                                                                               143,943
                                                                          ------------
                                 PHARMACEUTICALS: 2.3%
          14,000                 Abbott Laboratories                           652,400
           1,200                 Allergan, Inc.                                 92,172
           7,100                 Bristol-Myers Squibb Co.                      203,060
          10,100                 Eli Lilly & Co.                               710,333
             700          @      Express Scripts, Inc.                          46,501
           1,300          @      Forest Laboratories, Inc.                      80,340

--------------------------------------------------------------------------------------
       Shares                                                                Value
           2,150          @      King Pharmaceuticals, Inc.               $     32,809
           2,500          @      Medco Health Solutions, Inc.                   84,975
          20,150                 Merck & Co., Inc.                             930,930
          68,000                 Pfizer, Inc.                                2,402,439
           1,000          @      Watson Pharmaceuticals, Inc.                   46,000
          12,150                 Wyeth                                         515,768
                                                                          ------------
                                                                             5,797,727
                                                                          ------------
                                 PIPELINES: 0.0%
           1,150                 Kinder Morgan, Inc.                            67,965
           4,850                 Williams Cos., Inc.                            47,627
                                                                          ------------
                                                                               115,592
                                                                          ------------
                                 REAL ESTATE: 0.1%
           3,600                 Equity Office Properties Trust                103,140
           2,350                 Equity Residential                             69,349
           1,700                 Simon Property Group, Inc.                     78,778
                                                                          ------------
                                                                               251,267
                                                                          ------------
                                 RETAIL: 2.9%
           3,850          @      Autonation, Inc.                               70,725
           3,350          @      Bed Bath & Beyond, Inc.                       145,223
           4,850                 Best Buy Co., Inc.                            253,364
           1,000          @      Big Lots, Inc.                                 14,210
           5,500          @      Costco Wholesale Corp.                        204,490
           3,400                 CVS Corp.                                     122,808
           1,500                 Darden Restaurants, Inc.                       31,560
           4,200                 Dollar General Corp.                           88,158
           2,000                 Family Dollar Stores                           71,760
           2,800                 Federated Department Stores                   131,964
          13,350                 Gap, Inc.                                     309,854
          33,950                 Home Depot, Inc.                            1,204,885
             950                 JC Penney Co., Inc.                            24,966
           4,750                 Limited Brands                                 85,643
           7,000                 Lowe's Cos., Inc.                             387,730
           2,600                 May Department Stores Co.                      75,582
          18,800                 McDonald's Corp.                              466,803
           1,300                 Nordstrom, Inc.                                44,590
           2,700          @      Office Depot, Inc.                             45,117
           2,500                 RadioShack Corp.                               76,700
           2,550                 Sears Roebuck And Co.                         116,000
           7,350          @      Staples, Inc.                                 200,655
           6,100          @      Starbucks Corp.                               201,666
           1,300                 Tiffany & Co.                                  58,760
           1,750                 TJX Cos., Inc.                                 38,588
           1,950          @      Toys R US, Inc.                                24,648
          38,700                 Wal-Mart Stores, Inc.                       2,053,034
          12,000                 Walgreen Co.                                  436,559
           1,550                 Wendy's Intl., Inc.                            60,822
           3,450          @      Yum! Brands, Inc.                             118,680
                                                                          ------------
                                                                             7,165,544
                                                                          ------------
                                 SAVINGS AND LOANS: 0.2%
           1,300                 Golden West Financial Corp.                   134,147
           8,400                 Washington Mutual, Inc.                       337,008
                                                                          ------------
                                                                               471,155
                                                                          ------------
                                 SEMICONDUCTORS: 1.7%
           5,800          @      Altera Corp.                                  131,660
           3,200          @      Analog Devices, Inc.                          146,080
          19,700          @      Applied Materials, Inc.                       442,264
           2,950          @      Applied Micro Circuits Corp.                   17,641
           1,000          @      Broadcom Corp.                                 34,090
          76,700                 Intel Corp.                                 2,469,739

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 SEMICONDUCTORS (CONTINUED)
           2,750                 Linear Technology Corp.                  $    115,693
           2,950          @      LSI Logic Corp.                                26,167
           4,650                 Maxim Integrated Products                     231,570
           1,500          @      National Semiconductor Corp.                   59,115
           1,350          @      Novellus Systems, Inc.                         56,768
           1,750          @      Nvidia Corp.                                   40,688
             900          @      Qlogic Corp.                                   46,440
           1,750          @      Teradyne, Inc.                                 44,538
          14,750                 Texas Instruments, Inc.                       433,354
           2,950          @      Xilinx, Inc.                                  114,283
                                                                          ------------
                                                                             4,410,090
                                                                          ------------
                                 SOFTWARE: 1.9%
           3,500                 Adobe Systems, Inc.                           137,550
             950                 Autodesk, Inc.                                 23,351
           5,400                 Automatic Data Processing                     213,894
           2,300          @      BMC Software, Inc.                             42,895
           2,150          @      Citrix Systems, Inc.                           45,602
           4,750                 Computer Associates Intl., Inc.               129,865
           2,700          @      Compuware Corp.                                16,308
           2,600          @      Electronic Arts, Inc.                         124,228
           6,500                 First Data Corp.                              267,084
           1,750          @      Fiserv, Inc.                                   69,143
           3,500                 IMS Health, Inc.                               87,010
           1,750          @      Intuit, Inc.                                   92,593
             950          @      Mercury Interactive Corp.                      46,208
          94,550                 Microsoft Corp.                             2,603,906
           5,150          @      Novell, Inc.                                   54,178
          46,250          @      Oracle Corp.                                  610,499
           3,000          @      Peoplesoft, Inc.                               68,400
           6,650          @      Siebel Systems, Inc.                           92,236
           5,950          @      Veritas Software Corp.                        221,102
                                                                          ------------
                                                                             4,946,052
                                                                          ------------
                                 TELECOMMUNICATIONS: 2.2%
           2,650                 Alltel Corp.                                  123,437
           6,900                 AT&T Corp.                                    140,070
           9,600          @      AT&T Wireless Services, Inc.                   76,704
           5,800          @      Avaya, Inc.                                    75,052
          21,650                 Bellsouth Corp.                               612,695
           1,200                 CenturyTel, Inc.                               39,144
           3,600          @      Ciena Corp.                                    23,904
          61,500          @      Cisco Systems, Inc.                         1,493,834
           2,550          @      Comverse Technology, Inc.                      44,855
          11,700          @      Corning, Inc.                                 122,031
          19,600                 Motorola, Inc.                                275,772
          15,650          @      Nextel Communications, Inc.                   439,139
           6,700                 Qualcomm, Inc.                                361,331
          29,750                 SBC Communications, Inc.                      775,583
           2,200                 Scientific-Atlanta, Inc.                       60,060
           8,000                 Sprint Corp.-FON Group                        131,360
           3,450          @      Tellabs, Inc.                                  29,084
          23,800                 Verizon Communications, Inc.                  834,903
                                                                          ------------
                                                                             5,658,958
                                                                          ------------

--------------------------------------------------------------------------------------
       Shares                                                                Value
                                 TEXTILES: 0.0%
             600                 Cintas Corp.                             $     30,078
                                                                          ------------
                                                                                30,078
                                                                          ------------
                                 TOYS/GAMES/HOBBIES: 0.1%
           2,300                 Hasbro, Inc.                                   48,944
           6,450                 Mattel, Inc.                                  124,292
                                                                          ------------
                                                                               173,236
                                                                          ------------
                                 TRANSPORTATION: 0.5%
           3,200                 Burlington Northern Santa Fe Corp.            103,520
           2,650                 FedEx Corp.                                   178,875
           3,600                 Norfolk Southern Corp.                         85,140
             500                 Ryder System, Inc.                             17,075
             900                 Union Pacific Corp.                            62,532
           9,850                 United Parcel Service, Inc.                   734,318
                                                                          ------------
                                                                             1,181,460
                                                                          ------------
                                 Total Common Stock
                                   (Cost $85,115,778)                       92,806,491
                                                                          ------------
   Principal
     Amount                                                                Value
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.8%
                        FEDERAL HOME LOAN BANK: 23.3%
    $ 70,000,000        3.600%, due 09/12/08                                59,280,480
                                                                          ------------
                                                                            59,280,480
                                                                          ------------
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 25.5%
      75,200,000        3.570%, due 10/15/08                                63,582,352
       1,927,000        3.570%, due 10/15/08                                 1,629,298
                                                                          ------------
                                                                            65,211,650
                                                                          ------------
                        Total U.S. Government Agency Obligations
                          (Cost $124,763,275)                              124,492,130
                                                                          ------------
U.S. TREASURY OBLIGATIONS: 8.1%
                        U.S. TREASURY STRIP PRINCIPAL: 8.1%
      20,100,000        3.170%, due 08/15/08                                17,396,248
       3,800,000        3.260%, due 11/15/08                                 3,249,863
                                                                          ------------
                        Total U.S. Treasury Obligations
                          (Cost $20,625,218)                                20,646,111
                                                                          ------------
OTHER BONDS: 5.8%
                        REGIONAL (STATE/PROVINCE): 5.8%
      17,600,000        Tennessee Valley Authority Principal Strip,
                        3.750%, due 11/13/08                                14,713,442
                                                                          ------------
                        Total Other Bonds
                          (Cost $14,867,454)                                14,713,442
                                                                          ------------
                        Long-Term Investments
                          (Cost $245,371,725)                              252,658,174
                                                                          ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

      Principal
       Amount                                                                Value
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.8%
                        REPURCHASE AGREEMENT: 0.8%
    $  2,003,000        Morgan Stanley Repurchase Agreement dated
                        12/31/03, 0.970%, due 01/02/04, $2,003,108 to be
                        received upon repurchase (Collateralized by U.S.
                        Government Agency Obligations, 0.000%, Market
                        Value $2,043,683 due 09/09/05-07/15/29)           $  2,003,000
                                                                          ------------
                        Total Short-term Investments
                          (Cost $2,003,000)                                  2,003,000
                                                                          ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $247,374,725)*                    100.0%  $254,661,174
              OTHER ASSETS AND LIABILITIES-NET          (0.0)      (127,193)
                                                       ------  ------------
              NET ASSETS                               100.0%  $254,533,981
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is $247,499,512. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                               $ 8,490,339
                        Gross Unrealized Depreciation                                (1,328,677)
                                                                                    -----------
                        Net Unrealized Appreciation                                 $ 7,161,662
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2        PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
COMMON STOCK: 32.6%
                               ADVERTISING: 0.1%
           2,820         @     Interpublic Group of Cos., Inc.             $     43,992
           1,700               Omnicom Group                                    148,461
                                                                           ------------
                                                                                192,453
                                                                           ------------
                               AEROSPACE/DEFENSE: 0.5%
           5,560               Boeing Co.                                       234,298
           1,800               General Dynamics Corp.                           162,702
             680               Goodrich Corp.                                    20,189
           3,010               Lockheed Martin Corp.                            154,714
           1,230               Rockwell Collins, Inc.                            36,937
           4,240               United Technologies Corp.                        401,825
                                                                           ------------
                                                                              1,010,665
                                                                           ------------
                               AGRICULTURE: 0.4%
          14,510               Altria Group, Inc.                               789,633
           2,420               Monsanto Co.                                      69,648
             570               RJ Reynolds Tobacco Holdings, Inc.                33,146
                                                                           ------------
                                                                                892,427
                                                                           ------------
                               AIRLINES: 0.0%
           2,160               Southwest Airlines Co.                            34,862
                                                                           ------------
                                                                                 34,862
                                                                           ------------
                               APPAREL: 0.1%
             810               Jones Apparel Group, Inc.                         28,536
             780               Liz Claiborne, Inc.                               27,659
           2,980               Nike, Inc.                                       204,011
             350               Reebok Intl. Ltd.                                 13,762
                                                                           ------------
                                                                                273,968
                                                                           ------------
                               AUTO MANUFACTURERS: 0.3%
          20,620               Ford Motor Co.                                   329,920
           5,150               General Motors Corp.                             275,010
           1,380               Paccar, Inc.                                     117,466
                                                                           ------------
                                                                                722,396
                                                                           ------------
                               AUTO PARTS AND EQUIPMENT: 0.1%
             620               Cooper Tire & Rubber Co.                          13,256
           1,180               Dana Corp.                                        21,653
           6,150               Delphi Corp.                                      62,792
             600               Johnson Controls, Inc.                            69,671
                                                                           ------------
                                                                                167,372
                                                                           ------------
                               BANKS: 2.3%
           2,490               Amsouth Bancorp                                   61,005
          14,140               Bank of America Corp.                          1,137,281
           5,160               Bank of New York Co., Inc.                       170,899
           8,110               Bank One Corp.                                   369,735
           1,460               BB&T Corp.                                        56,414
           1,600               Charter One Financial, Inc.                       55,280
             490               Comerica, Inc.                                    27,469
             750               First Tennessee National Corp.                    33,075
           7,200               FleetBoston Financial Corp.                      314,280
           1,510               Huntington Bancshares, Inc.                       33,975
           2,820               Keycorp                                           82,682
           1,580               Marshall & Ilsley Corp.                           60,435
           3,000               Mellon Financial Corp.                            96,330
           4,170               National City Corp.                              141,530
           1,040               North Fork Bancorporation, Inc.                   42,089
           1,470               Northern Trust Corp.                              68,237
           1,880               PNC Financial Services Group, Inc.               102,892
           1,430               Regions Financial Corp.                           53,196
           3,080               SouthTrust Corp.                                 100,808
           2,230               State Street Corp.                               116,138
           1,890               SunTrust Banks, Inc.                             135,135

       Shares                                                                 Value
---------------------------------------------------------------------------------------
             850               Synovus Financial Corp.                     $     24,582
           1,370               Union Planters Corp.                              43,141
          13,160               US Bancorp                                       391,905
          15,900               Wachovia Corp.                                   740,782
          11,810               Wells Fargo & Co.                                695,492
             870               Zions Bancorporation                              53,357
                                                                           ------------
                                                                              5,208,144
                                                                           ------------
                               BEVERAGES: 0.8%
           5,600               Anheuser-Busch Cos., Inc.                        295,008
             170               Brown-Forman Corp.                                15,887
          16,670               Coca-Cola Co.                                    846,003
           3,060               Coca-Cola Enterprises, Inc.                       66,922
           1,730               Pepsi Bottling Group, Inc.                        41,831
          12,400               PepsiCo, Inc.                                    578,088
                                                                           ------------
                                                                              1,843,739
                                                                           ------------
                               BIOTECHNOLOGY: 0.3%
           8,740         @     Amgen, Inc.                                      540,132
             860         @     Biogen IDEC, Inc.                                 31,631
           1,210         @     Chiron Corp.                                      68,958
           1,460         @     Genzyme Corp.                                     72,036
             670         @     Medimmune, Inc.                                   17,018
                                                                           ------------
                                                                                729,775
                                                                           ------------
                               BUILDING MATERIALS: 0.1%
             470         @     American Standard Cos., Inc.                      47,329
           3,100               Masco Corp.                                       84,971
             990               Vulcan Materials Co.                              47,094
                                                                           ------------
                                                                                179,394
                                                                           ------------
                               CHEMICALS: 0.4%
           1,640               Air Products & Chemicals, Inc.                    86,641
             480               Ashland, Inc.                                     21,149
           6,560               Dow Chemical Co.                                 272,699
           1,780               Ecolab, Inc.                                      48,719
           1,260               Engelhard Corp.                                   37,737
             810         @     Hercules, Inc.                                     9,882
             620               International Flavors & Fragrances, Inc.          21,650
           1,690               PPG Industries, Inc.                             108,194
           2,280               Praxair, Inc.                                     87,096
           1,510               Rohm & Haas Co.                                   64,492
             980               Sherwin-Williams Co.                              34,045
             500               Sigma-Aldrich Corp.                               28,590
                                                                           ------------
                                                                                820,894
                                                                           ------------
                               COMMERCIAL SERVICES: 0.3%
           1,180         @     Apollo Group, Inc.                                80,240
          11,770         @     Cendant Corp.                                    262,118
           1,250         @     Concord EFS, Inc.                                 18,550
             870         @     Convergys Corp.                                   15,190
             340               Deluxe Corp.                                      14,052
             830               Equifax, Inc.                                     20,335
           1,560               H&R Block, Inc.                                   86,377
             790               McKesson Corp.                                    25,406
           1,040               Moody's Corp.                                     62,972
           3,450               Paychex, Inc.                                    128,340
           1,250         @     Robert Half Intl., Inc.                           29,175
             730               RR Donnelley & Sons Co.                           22,010
                                                                           ------------
                                                                                764,765
                                                                           ------------
                               COMPUTERS: 1.4%
           3,400         @     Apple Computer, Inc.                              72,658
           1,270         @     Computer Sciences Corp.                           56,172
          17,810         @     Dell, Inc.                                       604,828
           3,210               Electronic Data Systems Corp.                     78,773
          26,640         @     EMC Corp.                                        344,189

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               COMPUTERS (CONTINUED)
           1,520         @     Gateway, Inc.                               $      6,992
          21,670               Hewlett-Packard Co.                              497,760
          12,390               International Business Machines Corp.          1,148,304
           1,190         @     Lexmark Intl., Inc.                               93,582
             570               NCR Corp.                                         22,116
           3,910         @     Network Appliance, Inc.                           80,272
          22,000         @     Sun Microsystems, Inc.                            98,780
             770         @     Sungard Data Systems, Inc.                        21,337
           2,310         @     Unisys Corp.                                      34,304
                                                                           ------------
                                                                              3,160,067
                                                                           ------------
                               COSMETICS/PERSONAL CARE: 0.9%
             450               Alberto-Culver Co.                                28,386
           1,600               Avon Products, Inc.                              107,984
           3,670               Colgate-Palmolive Co.                            183,684
          11,710               Gillette Co.                                     430,108
           4,590               Kimberly-Clark Corp.                             271,223
           9,180               Procter & Gamble Co.                             916,898
                                                                           ------------
                                                                              1,938,283
                                                                           ------------
                               DISTRIBUTION/WHOLESALE: 0.0%
             680               WW Grainger, Inc.                                 32,225
                                                                           ------------
                                                                                 32,225
                                                                           ------------
                               DIVERSIFIED FINANCIAL SERVICES: 2.9%
           9,190               American Express Co.                             443,234
             870               Bear Stearns Cos., Inc.                           69,557
           2,630               Capital One Financial Corp.                      161,193
           9,040               Charles Schwab Corp.                             107,034
          36,440               Citigroup, Inc.                                1,768,797
           2,080               Countrywide Financial Corp.                      157,768
           6,970               Fannie Mae                                       523,168
             700               Federated Investors, Inc.                         20,552
           1,630               Franklin Resources, Inc.                          84,858
           4,740               Freddie Mac                                      276,437
           3,190               Goldman Sachs Group, Inc.                        314,949
          24,280               JP Morgan Chase & Co.                            891,803
           2,490               Lehman Brothers Holdings, Inc.                   192,278
           8,430               MBNA Corp.                                       209,486
          11,360               Merrill Lynch & Co., Inc.                        666,263
          10,280               Morgan Stanley                                   594,904
           2,350         @     Providian Financial Corp.                         27,354
           3,100               SLM Corp.                                        116,808
             770               T Rowe Price Group, Inc.                          36,506
                                                                           ------------
                                                                              6,662,949
                                                                           ------------
                               ELECTRIC: 0.7%
           7,190         @     AES Corp.                                         67,874
           1,050               Ameren Corp.                                      48,300
           2,590               American Electric Power Co., Inc.                 79,021
           3,040         @     Calpine Corp.                                     14,622
           3,720               Centerpoint Energy, Inc.                          36,047
           1,240               Cinergy Corp.                                     48,124
             850         @     CMS Energy Corp.                                   7,242
             580               Consolidated Edison, Inc.                         24,946
           1,440               Constellation Energy Group, Inc.                  56,390
             870               Dominion Resources, Inc.                          55,532
             430               DTE Energy Co.                                    16,942
           2,500               Duke Energy Corp.                                 51,125
           3,740               Edison Intl.                                      82,018
           1,610               Entergy Corp.                                     91,979
           2,200               Exelon Corp.                                     145,992
           2,320               FirstEnergy Corp.                                 81,664
           1,250               FPL Group, Inc.                                   81,775
           1,920               NiSource, Inc.                                    42,125
           2,840         @     PG&E Corp.                                        78,867

       Shares                                                                 Value
---------------------------------------------------------------------------------------
             690               Pinnacle West Capital Corp.                 $     27,614
           1,160               PPL Corp.                                         50,750
           1,630               Progress Energy, Inc.                             73,774
           1,450               Public Service Enterprise Group, Inc.             63,510
           4,970               Southern Co.                                     150,343
           2,790               TXU Corp.                                         66,179
           2,730               Xcel Energy, Inc.                                 46,355
                                                                           ------------
                                                                              1,589,110
                                                                           ------------
                               ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
           1,160               American Power Conversion                         28,362
           2,860               Emerson Electric Co.                             185,185
           1,200               Molex, Inc.                                       41,868
                                                                           ------------
                                                                                255,415
                                                                           ------------
                               ELECTRONICS: 0.2%
           3,180         @     Agilent Technologies, Inc.                        92,983
           1,270               Applera Corp. -- Applied Biosystems Group         26,302
           1,260         @     Jabil Circuit, Inc.                               35,658
             810               Parker Hannifin Corp.                             48,195
             830               PerkinElmer, Inc.                                 14,168
           5,820         @     Sanmina-SCI Corp.                                 73,390
           5,980         @     Solectron Corp.                                   35,342
           1,640               Symbol Technologies, Inc.                         27,700
             490               Tektronix, Inc.                                   15,484
           1,150         @     Thermo Electron Corp.                             28,980
                                                                           ------------
                                                                                398,202
                                                                           ------------
                               ENTERTAINMENT: 0.0%
           2,310               International Game Technology                     82,467
                                                                           ------------
                                                                                 82,467
                                                                           ------------
                               ENVIRONMENTAL CONTROL: 0.1%
           1,600         @     Allied Waste Industries, Inc.                     22,208
           4,080               Waste Management, Inc.                           120,768
                                                                           ------------
                                                                                142,976
                                                                           ------------
                               FOOD: 0.5%
           4,470               Archer-Daniels-Midland Co.                        68,033
           2,840               Campbell Soup Co.                                 76,112
           4,870               Conagra Foods, Inc.                              128,519
           2,460               General Mills, Inc.                              111,438
             350               Hershey Foods Corp.                               26,947
           2,400               HJ Heinz Co.                                      87,432
           2,790               Kellogg Co.                                      106,243
           4,990         @     Kroger Co.                                        92,365
             900               McCormick & Co., Inc.                             27,090
           1,190         @     Safeway, Inc.                                     26,073
           5,090               Sara Lee Corp.                                   110,504
           1,040               Supervalu, Inc.                                   29,734
           4,440               Sysco Corp.                                      165,301
             740               Winn-Dixie Stores, Inc.                            7,363
           1,570               WM Wrigley Jr Co.                                 88,250
                                                                           ------------
                                                                              1,151,404
                                                                           ------------
                               FOREST PRODUCTS AND PAPER: 0.2%
             670               Boise Cascade Corp.                               22,016
           2,270               Georgia-Pacific Corp.                             69,621
           3,430               International Paper Co.                          147,866
           1,370         @     Louisiana-Pacific Corp.                           24,496
             590               MeadWestvaco Corp.                                17,553
             350               Temple-Inland, Inc.                               21,935
           1,520               Weyerhaeuser Co.                                  97,280
                                                                           ------------
                                                                                400,767
                                                                           ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               GAS: 0.1%
           1,130               KeySpan Corp.                               $     41,584
             330               Peoples Energy Corp.                              13,873
           2,210               Sempra Energy                                     66,433
                                                                           ------------
                                                                                121,890
                                                                           ------------
                               HAND/MACHINE TOOLS: 0.0%
             550               Black & Decker Corp.                              27,126
             580               Snap-On, Inc.                                     18,699
             750               Stanley Works                                     28,403
                                                                           ------------
                                                                                 74,228
                                                                           ------------
                               HEALTHCARE -- PRODUCTS: 1.2%
             380               Bausch & Lomb, Inc.                               19,722
           4,010               Baxter Intl., Inc.                               122,385
           1,650               Becton Dickinson & Co.                            67,881
           1,620               Biomet, Inc.                                      58,984
           7,500         @     Boston Scientific Corp.                          275,700
             340               CR Bard, Inc.                                     27,625
           3,550               Guidant Corp.                                    213,710
          20,920               Johnson & Johnson                              1,080,727
           8,780               Medtronic, Inc.                                  426,796
           1,210         @     St. Jude Medical, Inc.                            74,234
           1,310               Stryker Corp.                                    111,363
           1,520         @     Zimmer Holdings, Inc.                            107,008
                                                                           ------------
                                                                              2,586,135
                                                                           ------------
                               HEALTHCARE -- SERVICES: 0.4%
           1,040               Aetna, Inc.                                       70,283
           1,220         @     Anthem, Inc.                                      91,500
             680               Health Management Associates, Inc.                16,320
           2,000         @     Humana, Inc.                                      45,700
             600               Manor Care, Inc.                                  20,742
             290               Quest Diagnostics                                 21,202
           7,190               UnitedHealth Group, Inc.                         418,315
           1,670         @     WellPoint Health Networks                        161,973
                                                                           ------------
                                                                                846,035
                                                                           ------------
                               HOME BUILDERS: 0.0%
             380               Centex Corp.                                      40,907
             310               KB Home                                           22,481
             150               Pulte Homes, Inc.                                 14,043
                                                                           ------------
                                                                                 77,431
                                                                           ------------
                               HOME FURNISHINGS: 0.0%
           1,260               Leggett & Platt, Inc.                             27,254
             490               Whirlpool Corp.                                   35,598
                                                                           ------------
                                                                                 62,852
                                                                           ------------
                               HOUSEHOLD PRODUCTS/WARES: 0.1%
           1,530               Clorox Co.                                        74,297
           1,310               Fortune Brands, Inc.                              93,651
             440               Tupperware Corp.                                   7,630
                                                                           ------------
                                                                                175,578
                                                                           ------------
                               INSURANCE: 1.4%
           1,900         @@    ACE Ltd                                           78,698
           3,570               Aflac, Inc.                                      129,163
           4,630               Allstate Corp.                                   199,182
             770               Ambac Financial Group, Inc.                       53,430
          17,420               American Intl. Group                           1,154,597
             830               AON Corp.                                         19,870
           1,220               Chubb Corp.                                       83,082
           1,620               Cigna Corp.                                       93,150
             450               Cincinnati Financial Corp.                        18,846
           1,950               Hartford Financial Services Group, Inc.          115,109
             950               Jefferson-Pilot Corp.                             48,118

       Shares                                                                 Value
---------------------------------------------------------------------------------------
           2,000               John Hancock Financial Services, Inc.       $     75,000
           1,160               Lincoln National Corp.                            46,829
           1,420               Marsh & McLennan Cos., Inc.                       68,004
           1,040               MBIA, Inc.                                        61,599
           5,110               Metlife, Inc.                                    172,054
             280               MGIC Investment Corp.                             15,943
           2,200               Principal Financial Group                         72,754
           1,910               Progressive Corp.                                159,657
           3,700               Prudential Financial, Inc.                       154,549
             900               Safeco Corp.                                      35,037
           1,560               St. Paul Cos.                                     61,854
             740               Torchmark Corp.                                   33,700
           6,600               Travelers Property Casualty Corp.                112,002
             920         @@    XL Capital Ltd                                    71,346
                                                                           ------------
                                                                              3,133,573
                                                                           ------------
                               INTERNET: 0.3%
           4,580         @     eBay, Inc.                                       295,821
             600         @     Monster Worldwide, Inc.                           13,176
           2,730         @     Symantec Corp.                                    94,595
           4,210         @     Yahoo!, Inc.                                     190,166
                                                                           ------------
                                                                                593,758
                                                                           ------------
                               IRON/STEEL: 0.0%
             520               Nucor Corp.                                       29,120
                                                                           ------------
                                                                                 29,120
                                                                           ------------
                               LEISURE TIME: 0.1%
             670               Brunswick Corp.                                   21,326
           1,680               Carnival Corp.                                    66,746
           1,990               Harley-Davidson, Inc.                             94,585
             990               Sabre Holdings Corp.                              21,374
                                                                           ------------
                                                                                204,031
                                                                           ------------
                               LODGING: 0.1%
             700               Harrah's Entertainment, Inc.                      34,839
           2,450               Hilton Hotels Corp.                               41,969
             640               Marriott Intl., Inc.                              29,568
           1,380               Starwood Hotels & Resorts Worldwide, Inc.         49,638
                                                                           ------------
                                                                                156,014
                                                                           ------------
                               MACHINERY -- CONSTRUCTION AND MINING: 0.1%
           2,310               Caterpillar, Inc.                                191,776
                                                                           ------------
                                                                                191,776
                                                                           ------------
                               MACHINERY -- DIVERSIFIED: 0.1%
           2,720               Deere & Co.                                      176,936
           1,400               Dover Corp.                                       55,650
           1,540               Rockwell Automation, Inc.                         54,824
                                                                           ------------
                                                                                287,410
                                                                           ------------
                               MEDIA: 1.1%
          15,850         @     Comcast Corp.                                    520,990
             570               Dow Jones & Co., Inc.                             28,415
           1,840               Gannett Co., Inc.                                164,054
             550               Knight-Ridder, Inc.                               42,554
           1,750               McGraw-Hill Cos., Inc.                           122,360
             270               Meredith Corp.                                    13,179
           1,040               New York Times Co.                                49,702
          30,190         @     Time Warner, Inc.                                543,117
           2,200               Tribune Co.                                      113,520
          12,370               Viacom, Inc.                                     548,980
          13,830               Walt Disney Co.                                  322,654
                                                                           ------------
                                                                              2,469,525
                                                                           ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               MINING: 0.2%
           5,880               Alcoa, Inc.                                 $    223,440
           1,090               Freeport-McMoRan Copper & Gold, Inc.              45,922
           3,040               Newmont Mining Corp.                             147,774
             620         @     Phelps Dodge Corp.                                47,176
                                                                           ------------
                                                                                464,312
                                                                           ------------
                               MISCELLANEOUS MANUFACTURING: 1.9%
           9,370               3M Co.                                           796,731
             590               Cooper Industries Ltd.                            34,179
             450               Crane Co.                                         13,833
           1,370               Danaher Corp.                                    125,698
           1,960               Eastman Kodak Co.                                 50,313
             490               Eaton Corp.                                       52,910
          71,720               General Electric Co.                           2,221,886
           5,810               Honeywell Intl., Inc.                            194,228
           2,120               Illinois Tool Works, Inc.                        177,889
           1,130         @@    Ingersoll-Rand Co.                                76,704
             580               ITT Industries, Inc.                              43,042
             780               Pall Corp.                                        20,927
             860               Textron, Inc.                                     49,072
          14,220         @@    Tyco Intl. Ltd.                                  376,830
                                                                           ------------
                                                                              4,234,242
                                                                           ------------
                               OFFICE/BUSINESS EQUIPMENT: 0.1%
           1,540               Pitney Bowes, Inc.                                62,555
           4,980         @     Xerox Corp.                                       68,724
                                                                           ------------
                                                                                131,279
                                                                           ------------
                               OIL AND GAS: 1.8%
             670               Amerada Hess Corp.                                35,624
           1,670               Anadarko Petroleum Corp.                          85,187
             460               Apache Corp.                                      37,306
           1,360               Burlington Resources, Inc.                        75,317
          10,040               ChevronTexaco Corp.                              867,355
           6,550               ConocoPhillips                                   429,484
           2,750               Devon Energy Corp.                               157,465
             740               EOG Resources, Inc.                               34,166
          47,020               Exxon Mobil Corp.                              1,927,819
             310               Kerr-McGee Corp.                                  14,412
           2,160               Marathon Oil Corp.                                71,474
           1,030        @,@@   Nabors Industries Ltd.                            42,745
             920         @     Noble Corp.                                       32,918
           4,290               Occidental Petroleum Corp.                       181,210
             940               Sunoco, Inc.                                      48,081
             840         @     Transocean, Inc.                                  20,168
           1,730               Unocal Corp.                                      63,716
                                                                           ------------
                                                                              4,124,447
                                                                           ------------
                               OIL AND GAS SERVICES: 0.0%
             450         @     BJ Services Co.                                   16,155
           1,190               Halliburton Co.                                   30,940
                                                                           ------------
                                                                                 47,095
                                                                           ------------
                               PACKAGING AND CONTAINERS: 0.1%
             360               Ball Corp.                                        21,445
             430               Bemis Co.                                         21,500
           1,220         @     Pactiv Corp.                                      29,158
           1,110         @     Sealed Air Corp.                                  60,096
                                                                           ------------
                                                                                132,199
                                                                           ------------
                               PHARMACEUTICALS: 2.0%
          11,040               Abbott Laboratories                              514,464
             910               Allergan, Inc.                                    69,897
           5,190               Bristol-Myers Squibb Co.                         148,434
           8,070               Eli Lilly & Co.                                  567,563
             540         @     Express Scripts, Inc.                             35,872
             960         @     Forest Laboratories, Inc.                         59,328

       Shares                                                                 Value
---------------------------------------------------------------------------------------
           1,440         @     King Pharmaceuticals, Inc.                  $     21,974
           1,770         @     Medco Health Solutions, Inc.                      60,162
          15,630               Merck & Co., Inc.                                722,106
          55,140               Pfizer, Inc.                                   1,948,097
             750         @     Watson Pharmaceuticals, Inc.                      34,500
           8,880               Wyeth                                            376,956
                                                                           ------------
                                                                              4,559,353
                                                                           ------------
                               PIPELINES: 0.0%
             840               Kinder Morgan, Inc.                               49,644
           4,600               Williams Cos., Inc.                               45,172
                                                                           ------------
                                                                                 94,816
                                                                           ------------
                               REAL ESTATE: 0.1%
           2,850               Equity Office Properties Trust                    81,653
           1,800               Equity Residential                                53,118
           1,280               Simon Property Group, Inc.                        59,315
                                                                           ------------
                                                                                194,086
                                                                           ------------
                               RETAIL: 2.5%
           1,900         @     Autonation, Inc.                                  34,903
           2,640         @     Bed Bath & Beyond, Inc.                          114,444
           3,610               Best Buy Co., Inc.                               188,586
             980         @     Big Lots, Inc.                                    13,926
           1,170               Circuit City Stores, Inc.                         11,852
           4,230         @     Costco Wholesale Corp.                           157,271
           2,550               CVS Corp.                                         92,106
           1,010               Darden Restaurants, Inc.                          21,250
           3,110               Dollar General Corp.                              65,279
           1,170               Family Dollar Stores                              41,980
           2,160               Federated Department Stores                      101,801
          10,230               Gap, Inc.                                        237,438
          27,950               Home Depot, Inc.                                 991,946
             780               JC Penney Co., Inc.                               20,498
           4,620               Limited Brands                                    83,299
           5,280               Lowe's Cos., Inc.                                292,459
           1,850               May Department Stores Co.                         53,780
          15,400               McDonald's Corp.                                 382,382
             980               Nordstrom, Inc.                                   33,614
           2,080         @     Office Depot, Inc.                                34,757
           1,950               RadioShack Corp.                                  59,826
           1,730               Sears Roebuck And Co.                             78,698
           5,630         @     Staples, Inc.                                    153,699
           4,580         @     Starbucks Corp.                                  151,415
             920               Tiffany & Co.                                     41,584
           1,340               TJX Cos., Inc.                                    29,547
           1,220         @     Toys R US, Inc.                                   15,421
          30,940               Wal-Mart Stores, Inc.                          1,641,366
           6,990               Walgreen Co.                                     254,296
           1,170               Wendy's Intl., Inc.                               45,911
           2,630         @     Yum! Brands, Inc.                                 90,472
                                                                           ------------
                                                                              5,535,806
                                                                           ------------
                               SAVINGS AND LOANS: 0.2%
           1,020               Golden West Financial Corp.                      105,254
           6,640               Washington Mutual, Inc.                          266,397
                                                                           ------------
                                                                                371,651
                                                                           ------------
                               SEMICONDUCTORS: 1.6%
           4,460         @     Altera Corp.                                     101,242
           2,400         @     Analog Devices, Inc.                             109,560
          16,060         @     Applied Materials, Inc.                          360,547
           2,250         @     Applied Micro Circuits Corp.                      13,455
             790         @     Broadcom Corp.                                    26,931
          62,760               Intel Corp.                                    2,020,871
           2,080               Linear Technology Corp.                           87,506

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               SEMICONDUCTORS (CONTINUED)
           2,290         @     LSI Logic Corp.                             $     20,312
           4,020               Maxim Integrated Products                        200,196
           1,170         @     National Semiconductor Corp.                      46,110
             990         @     Novellus Systems, Inc.                            41,630
             380         @     Nvidia Corp.                                       8,835
             630         @     Qlogic Corp.                                      32,508
           1,150         @     Teradyne, Inc.                                    29,268
          12,370               Texas Instruments, Inc.                          363,430
           2,190         @     Xilinx, Inc.                                      84,841
                                                                           ------------
                                                                              3,547,242
                                                                           ------------
                               SOFTWARE: 1.8%
           2,030               Adobe Systems, Inc.                               79,779
           1,390               Autodesk, Inc.                                    34,166
           3,930               Automatic Data Processing                        155,667
           1,550         @     BMC Software, Inc.                                28,908
           2,000         @     Citrix Systems, Inc.                              42,420
           5,290               Computer Associates Intl., Inc.                  144,629
           2,290         @     Compuware Corp.                                   13,832
           1,840         @     Electronic Arts, Inc.                             87,915
           4,950               First Data Corp.                                 203,396
           1,350         @     Fiserv, Inc.                                      53,339
           2,870               IMS Health, Inc.                                  71,348
           1,420         @     Intuit, Inc.                                      75,132
             560         @     Mercury Interactive Corp.                         27,238
          77,510               Microsoft Corp.                                2,134,624
           2,250         @     Novell, Inc.                                      23,670
          37,030         @     Oracle Corp.                                     488,796
           2,560         @     Peoplesoft, Inc.                                  58,368
           5,900         @     Siebel Systems, Inc.                              81,833
           4,930         @     Veritas Software Corp.                           183,199
                                                                           ------------
                                                                              3,988,259
                                                                           ------------
                               TELECOMMUNICATIONS: 2.1%
           2,070               Alltel Corp.                                      96,421
           5,440               AT&T Corp.                                       110,432
           7,380         @     AT&T Wireless Services, Inc.                      58,966
           4,830         @     Avaya, Inc.                                       62,500
          17,640               Bellsouth Corp.                                  499,212
           1,060               CenturyTel, Inc.                                  34,577
           3,230         @     Ciena Corp.                                       21,447
          49,610         @     Cisco Systems, Inc.                            1,205,028
           1,610         @     Citizens Communications Co.                       19,996
           1,970         @     Comverse Technology, Inc.                         34,652
           8,890         @     Corning, Inc.                                     92,723
          15,360               Motorola, Inc.                                   216,115
          12,500         @     Nextel Communications, Inc.                      350,750
           5,640               Qualcomm, Inc.                                   304,165
          23,560               SBC Communications, Inc.                         614,209
           1,660               Scientific-Atlanta, Inc.                          45,318
           6,110               Sprint Corp.-FON Group                           100,326
           2,550         @     Tellabs, Inc.                                     21,497
          19,500               Verizon Communications, Inc.                     684,060
                                                                           ------------
                                                                              4,572,394
                                                                           ------------
                               TEXTILES: 0.0%
             440               Cintas Corp.                                      22,057
                                                                           ------------
                                                                                 22,057
                                                                           ------------
                               TOYS/GAMES/HOBBIES: 0.1%
           1,730               Hasbro, Inc.                                      36,814
           4,190               Mattel, Inc.                                      80,742
                                                                           ------------
                                                                                117,556
                                                                           ------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               TRANSPORTATION: 0.4%
           2,550               Burlington Northern Santa Fe Corp.          $     82,493
             550               CSX Corp.                                         19,767
           2,000               FedEx Corp.                                      135,000
           2,600               Norfolk Southern Corp.                            61,490
             420               Ryder System, Inc.                                14,343
             680               Union Pacific Corp.                               47,246
           8,030               United Parcel Service, Inc.                      598,636
                                                                           ------------
                                                                                958,975
                                                                           ------------
                               Total Common Stock
                                 (Cost $70,140,470)                          72,759,844
                                                                           ------------
   Principal
     Amount                                                                 Value
---------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.9%
                        FEDERAL HOME LOAN MORTGAGE CORPORATION --
                         PRINCIPAL STRIP: 20.1%
    $ 55,000,000        4.250%, due 03/15/09                               $ 44,919,050
                                                                           ------------
                                                                             44,919,050
                                                                           ------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION --
                         PRINCIPAL STRIP: 20.8%
      56,000,000        3.810%, due 12/15/08                                 46,519,200
                                                                           ------------
                                                                             46,519,200
                                                                           ------------
                        Total U.S. Government Agency Obligations
                          (Cost $92,547,242)                                 91,438,250
                                                                           ------------
U.S. TREASURY OBLIGATIONS: 25.6%
                        U.S. TREASURY STRIP COUPON: 25.6%
      52,000,000        3.310%, due 11/15/08                                 44,377,424
      15,000,000        3.440%, due 02/15/09                                 12,614,595
                                                                           ------------
                        Total U.S. Treasury Obligations
                          (Cost $57,042,658)                                 56,992,019
                                                                           ------------
                        Long-Term Investments
                          (Cost $219,730,370)                               221,190,113
                                                                           ------------
SHORT-TERM INVESTMENTS: 0.9%
                        REPURCHASE AGREEMENT: 0.9%
       1,897,000        Morgan Stanley Repurchase Agreement dated
                        12/31/03, 0.970%, due 01/02/04, $1,897,102 to be
                        received upon repurchase (Collateralized by
                        $1,840,000 Federal National Mortgage Association,
                        4.250%, Market Value $1,954,259 due 07/15/07)
                                                                              1,897,000
                                                                           ------------
                        Total Short-term Investments
                         (Cost $1,897,000)                                    1,897,000
                                                                           ------------

                        TOTAL INVESTMENTS IN SECURITIES           100.0%  $223,087,113
                         (COST $221,627,370)*
                        OTHER ASSETS AND LIABILITIES-NET           (0.0)       (84,583)
                                                                  ------  ------------
                        NET ASSETS                                100.0%  $223,002,530
                                                                  ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is $221,627,284. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                               $ 2,739,366
                        Gross Unrealized Depreciation                                (1,279,537)
                                                                                    -----------
                        Net Unrealized Appreciation                                 $ 1,459,829
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 3        PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

      Principal
       Amount                                                                    Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER: 43.8%
     $  200,000                BP Capital Markets PLC, 1.100% due 03/02/04    $   199,656
        420,000                Ciesco LP, 1.100% due 02/06/04                     419,534
        300,000                Crown Point Capital, 1.110% due 02/10/04           299,621
        170,000                General Electric Capital Corp., 1.100% due
                                03/15/04                                          169,643
        300,000                General Electric Capital Corp., 1.110% due
                                03/08/04                                          299,391
        100,000                HBOS Treasury Services PLC, 1.120% due
                                03/16/04                                           99,787
        350,000                HBOS Treasury Services PLC, 1.120% due
                                03/08/04                                          349,335
        415,000                Jupiter Securitization Corp., 1.110% due
                                01/28/04                                          414,648
        100,000                Lloyds Bank, 1.120% due 03/09/04                    99,807
        300,000                Old Line Funding Corp., 1.100% due 02/13/04        299,604
        200,000                Royal Bank of Scotland PLC, 1.120% due
                                03/15/04                                          199,580
        415,000                St. Germain Holdings Ltd., 1.140% due
                                02/23/04                                          414,291
        420,000                Thunder Bay Funding, 1.110% due 02/11/04           419,466
        300,000                Toronto Dominion Holding, 1.100% due 02/11/04      299,622
        300,000                UBS, 1.070%, due 02/25/04                          299,468
        419,000                Yorktown Capital LLC, 1.170% due 01/16/04          418,786
                                                                              -----------
                               Total Commercial Paper
                                  (Cost $4,702,226)                             4,702,239
                                                                              -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.4%
                        FEDERAL HOME LOAN BANK: 15.6%
      1,200,000         1.070%, due 03/12/04                                    1,197,784
        475,000         1.070%, due 03/10/04                                      474,198
                                                                              -----------
                                                                                1,671,932
                                                                              -----------
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.6%
        500,000         1.130%, due 03/04/04                                      499,165
        100,000         1.140%, due 03/05/04                                       99,830
                                                                              -----------
                                                                                  598,995
                                                                              -----------

      Principal
       Amount                                                                    Value
-----------------------------------------------------------------------------------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION: 21.2%
     $  680,000         1.070%, due 03/15/04                                  $   678,662
      1,000,000         1.070%, due 03/10/04                                      998,168
        605,000         1.070%, due 03/17/04                                      603,777
                                                                              -----------
                                                                                2,280,607
                                                                              -----------
                        Total U.S. Government Agency Obligations
                          (Cost $4,550,308)                                     4,551,534
                                                                              -----------
U.S. TREASURY OBLIGATIONS: 1.9%
        200,000         U.S. Treasury Bill, 0.890% due 03/11/04                   199,686
                                                                              -----------
                        Total U.S. Treasury Obligations
                          (Cost $199,660)                                         199,686
                                                                              -----------
                        Total Short-term Investments at Value
                         (Cost $9,452,194)                                      9,453,459
                                                                              -----------
REPURCHASE AGREEMENT: 11.9%
      1,276,000         Morgan Stanley Repurchase Agreement dated 12/31/03,
                        0.970% due 01/02/04, $1,276,069 to be received upon
                        repurchase (Collateralized by $1,320,000 Federal
                        National Mortgage Association, 0.000%, Market Value
                        $1,303,104, due 12/10/04)                               1,276,000
                                                                              -----------
                        Total Repurchase Agreement
                          (Cost $1,276,000)                                     1,276,000
                                                                              -----------

            TOTAL INVESTMENTS IN SECURITIES
             (COST $10,728,194)*                         100.0%  $10,729,459
            OTHER ASSETS AND LIABILITIES                    0.0          431
                                                         ------  -----------
            NET ASSETS                                   100.0%  $10,729,890
                                                         ======  ===========

 * Cost of federal income tax purposes is the same for financial statement purposes. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                     $1,410
                        Gross Unrealized Depreciation                                       (145)
                                                                                          ------
                        Net Unrealized Appreciation                                       $1,265
                                                                                          ======

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee          February 2001 -   Mr. Doherty is President and Partner,
7337 E. Doubletree Ranch Rd.                       Present           Doherty, Wallace, Pillsbury and Murphy,
Scottsdale, AZ 85258                                                 P.C., Attorneys (1996 - Present); and
Born: 1934                                                           Trustee of each of the funds managed by
                                                                     Northstar Investment Management
                                                                     Corporation (1993 - 1999).

J. Michael Earley(3)              Trustee          February 2002 -   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                       Present           Bankers Trust Company, N.A. (1992 -
Scottsdale, AZ 85258                                                 Present).
Born: 1945

R. Barbara Gitenstein(2)          Trustee          February 2002 -   President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                       Present           Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                  Trustee          February 2001 -   Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                       Present           Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                 Inc.; Trustee of each of the funds
Born: 1936                                                           managed by Northstar Investment
                                                                     Management Corporation (1996 - 1999).

Jock Patton(2)                    Trustee          February 2001 -   Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                       Present           Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                 Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                           (January 1999 - December 2001).

David W.C. Putnam(3)              Trustee          February 2001 -   President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                       Present           Securities Company, Inc. and its
Scottsdale, AZ 85258                                                 affiliates; President, Secretary and
Born: 1939                                                           Trustee, The Principled Equity Market
                                                                     Fund. Formerly, Trustee, Trust Realty
                                                                     Trust (December Corp.; Anchor Investment
                                                                     Trust; Bow 2000 - Present); Ridge Mining
                                                                     Company and each of the F.L. Putnam
                                                                     funds managed by Northstar Investment
                                                                     Foundation Management Corporation (1994
                                                                     - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                116                      --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1934

J. Michael Earley(3)              116                      --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)          116                      --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                  116        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                 Present).
Scottsdale, AZ 85258
Born: 1936

Jock Patton(2)                    116        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 (January 1999 - Present); JDA
Scottsdale, AZ 85258                         Software Group, Inc. (January
Born: 1945                                   1999 - Present).
David W.C. Putnam(3)              116        Anchor International Bond
7337 E. Doubletree Ranch Rd.                 (December 2000 - Present);
Scottsdale, AZ 85258                         Progressive Capital
Born: 1939                                   Accumulation Trust (August
                                             1998 - Present); Principled
                                             Equity Market Fund (November
                                             1996 - Present), Mercy
                                             Endowment Foundation (1995 -
                                             Present); Director, F.L.
                                             Putnam Investment Management
                                             Company (December 2001 -
                                             Present); Asian American Bank
                                             and Trust Company (June 1992 -
                                             Present); and Notre Dame
                                             Health Care Center (1991 -
                                             Present) F.L. Putnam
                                             Securities Company, Inc. (June
                                             1978 - Present); and an
                                             Honorary Trustee, Mercy
                                             Hospital (1973 - Present).

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                Trustee          February 2001 -   General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                       Present           (January 1997 - Present). Chairman of
Scottsdale, AZ 85258                                                 the Board and Trustee of each of the
Born: 1933                                                           funds managed by ING Investment
                                                                     Management Co. LLC (November 1998 -
                                                                     February 2001).

Roger B. Vincent(3)               Trustee          February 2002 -   President, Springwell Corporation (1989
7337 E. Doubletree Ranch Rd.                       Present           - Present). Formerly, Director Tatham
Scottsdale, AZ 85258                                                 Offshore, Inc. (1996 - 2000).
Born: 1945

Richard A. Wedemeyer(2)           Trustee          February 2001 -   Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                       Present           President -- Finance and Administration,
Scottsdale, AZ 85258                                                 Channel Corporation (June 1996 - April
Born: 1936                                                           2002). Trustee, First Choice Funds (1997
                                                                     - 2001); and of each of the funds
                                                                     managed by ING Investment Management Co.
                                                                     LLC (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)            Trustee          February 2001 -   Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                       Present           Financial Services (September 2001 -
Scottsdale, AZ 85258                                                 Present); General Manager and Chief
Born: 1956                                                           Executive Officer, ING U.S. Worksite
                                                                     Financial Services (December 2000 -
                                                                     Present); Member ING Americas Executive
                                                                     Committee (2001 - Present); President,
                                                                     Chief Executive Officer and Director of
                                                                     Northern Life Insurance Company (March
                                                                     2001 - October 2002), ING Aeltus Holding
                                                                     Company, Inc. (2000 - Present), ING
                                                                     Retail Holding Company (1998 - Present),
                                                                     ING Life Insurance and Annuity Company
                                                                     (September 1997 - November 2002) and ING
                                                                     Retirement Holdings, Inc. (1997 -
                                                                     Present). Formerly, General Manager and
                                                                     Chief Executive Officer, ING Worksite
                                                                     Division (December 2000 - October 2001),
                                                                     President ING-SCI, Inc. (August 1997 -
                                                                     December 2000); President, Aetna
                                                                     Financial Services (August 1997 -
                                                                     December 2000).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                116        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                 (January 1998 - Present).
Scottsdale, AZ 85258
Born: 1933

Roger B. Vincent(3)               116        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                 Inc. (1998 - Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)           116        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                 (1997 - Present).
Scottsdale, AZ 85258
Born: 1936

TRUSTEES WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            170        Director, Hemisphere Inc. (May
7337 E. Doubletree Ranch Rd.                 2003 - Present); Equitable
Scottsdale, AZ 85258                         Life Insurance Co., Golden
Born: 1956                                   American Life Insurance Co.,
                                             Life Insurance Company of
                                             Georgia, Midwestern United
                                             Life Insurance Co., ReliaStar
                                             Life Insurance Co., Security
                                             Life of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 - Present);
                                             Director, Ameribest Life
                                             Insurance Co., (March 2001 to
                                             January 2003); Director, First
                                             Columbine Life Insurance Co.
                                             (March 2001 to December 2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 Trustee          February 2001 -   Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                       Present           (May 2002 - Present); President, Turner
Scottsdale, AZ 85258                                                 Investment Company (January 2002 -
Born: 1939                                                           Present). Mr. Turner was formerly Vice
                                                                     Chairman of ING Americas (2000 - 2002);
                                                                     Chairman and Chief Executive Officer of
                                                                     ReliaStar Financial Corp. and ReliaStar
                                                                     Life Insurance Company (1993 - 2000);
                                                                     Chairman of ReliaStar Life Insurance
                                                                     Company of New York (1995 - 2001);
                                                                     Chairman of Northern Life Insurance
                                                                     Company (1992 - 2001); Chairman and
                                                                     Trustee of the Northstar affiliated
                                                                     investment companies (1993 - 2001) and
                                                                     Director, Northstar Investment
                                                                     Management Corporation and its
                                                                     affiliates (1993 - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 116        Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                 Corporation (March 2000 -
Scottsdale, AZ 85258                         Present); Shopko Stores, Inc.
Born: 1939                                   (August 1999 - Present); and
                                             M.A. Mortenson Company (March
                                             2002 - Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation Committee member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.

(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:

James M. Hennessy                  President, Chief         March 2001 -         President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.       Executive Officer        Present              ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258               and Chief Operating                           Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Officer                                       Investments, LLC, Lexington Funds
                                                                                 Distributor, Inc., Express America T.C.
                                                                                 Inc. and EAMC Liquidation Corp. (since
                                                                                 December 2001); Executive Vice President
                                                                                 and Chief Operating Officer of ING Funds
                                                                                 Distributor, LLC (since June 2000).
                                                                                 Formerly, Executive Vice President and
                                                                                 Chief Operating Officer of ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002); Senior
                                                                                 Executive Vice President (June 2000 to
                                                                                 December 2000) and Secretary (April 1995
                                                                                 to December 2000) of ING Capital
                                                                                 Corporation, LLC, ING Funds Services,
                                                                                 LLC, ING Investments, LLC, ING Advisors,
                                                                                 Inc., Express America T.C. Inc., and
                                                                                 EAMC Liquidation Corp.; and Executive
                                                                                 Vice President, ING Capital Corporation,
                                                                                 LLC and its affiliates (May 1998 to June
                                                                                 2000) and Senior Vice President, ING
                                                                                 Capital Corporation, LLC and its
                                                                                 affiliates (April 1995 to April 1998).

Stanley D. Vyner                   Executive Vice           October 2000 -       Executive Vice President of ING
7337 E. Doubletree Ranch Rd.       President                Present              Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                                             (July 2000 to present) and Chief
Born: 1950                                                                       Investment Officer of the International
                                                                                 Portfolios, ING Investments, LLC (July
                                                                                 1996 to present). Formerly, President
                                                                                 and Chief Executive Officer of ING
                                                                                 Investments, LLC (August 1996 to August
                                                                                 2002).

Michael J. Roland                  Executive Vice           February 2002 -      Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President and            Present              Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Assistant Secretary                           Funds Services, LLC, ING Funds
Born: 1958                         Principal Financial      October 2000 -       Distributor, LLC, ING Advisors, Inc.,
                                   Officer                  Present              ING Investments, LLC (December 2001 to
                                   Senior Vice              March 2001 -         present), Lexington Funds Distributor,
                                   President                February 2002        Inc., Express America T.C. Inc. and EAMC
                                                                                 Liquidation Corp. (since December 2001).
                                                                                 Formerly, Executive Vice President,
                                                                                 Chief Financial Officer and Treasurer of
                                                                                 ING Quantitative Management, Inc.
                                                                                 (December 2001 to October 2002); Senior
                                                                                 Vice President, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, and ING Funds
                                                                                 Distributor, LLC (June 1998 to December
                                                                                 2001) and Chief Financial Officer of
                                                                                 Endeavor Group (April 1997 to June
                                                                                 1998).

Robert S. Naka                     Senior Vice              October 2000 -       Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258               Assistant Secretary                           ING Funds Distributor, LLC, ING
Born: 1963                                                                       Advisors, Inc., ING Investments, LLC
                                                                                 (October 2001 to present) and Lexington
                                                                                 Funds Distributor, Inc. (since December
                                                                                 2001). Formerly, Senior Vice President
                                                                                 and Assistant Secretary for ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to October 2002); Vice President,
                                                                                 ING Investments, LLC (April 1997 to
                                                                                 October 1999), ING Funds Services, LLC
                                                                                 (February 1997 to August 1999) and
                                                                                 Assistant Vice President, ING Funds
                                                                                 Services, LLC (August 1995 to February
                                                                                 1997).

Kimberly A. Anderson               Senior Vice              November 2003 -      Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.       President                Present              of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258               Vice President           February 2001 -      Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                  November 2003        ING Investments, LLC (since October
                                                                                 2001) and Lexington Funds Distributor,
                                   Secretary                February 2001 -      Inc. (since December 2001). Formerly,
                                                            August 2003          Vice President for ING Quantitative
                                                                                 Management, Inc. (October 2001 to
                                                                                 October 2002); Assistant Vice President
                                                                                 of ING Funds Services, LLC (November
                                                                                 1999 to January 2001) and has held
                                                                                 various other positions with ING Funds
                                                                                 Services, LLC for more than the last
                                                                                 five years.

Robyn L. Ichilov                   Vice President           October 2000 -       Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.                                Present              LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                             Investments, LLC (since August 1997);
Born: 1967                         Treasurer                March 2001 -         Accounting Manager, ING Investments, LLC
                                                            Present              (since November 1995).

J. David Greenwald                 Vice President           August 2003 -        Vice President of Mutual Fund Compliance
7337 E. Doubletree Ranch Rd.                                Present              of ING Funds Services, LLC (May 2003 -
Scottsdale, AZ 85258                                                             Present). Formerly Assistant Treasurer
Born: 1957                                                                       and Director of Mutual Fund Compliance
                                                                                 and Operations of American Skandia, A
                                                                                 Prudential Financial Company (October
                                                                                 1996 - May 2003).

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:
Lauren D. Bensinger                Vice President           February 2003 -      Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                Present              Officer, ING Funds Distributor, LLC.
Scottsdale, AZ 85258                                                             (July 1995 to Present); Vice President
Born: 1954                                                                       (February 1996 to Present) and Chief
                                                                                 Compliance Officer (October 2001 to
                                                                                 Present) ING Investments, LLC; Vice
                                                                                 President and Chief Compliance Officer,
                                                                                 ING Advisors, Inc. (July 2000 to
                                                                                 Present), Formerly Vice President and
                                                                                 Chief Compliance Officer ING
                                                                                 Quantitative Management, Inc. (July 2000
                                                                                 to September 2002), and Vice President,
                                                                                 ING Fund Services, LLC (July 1995 to
                                                                                 Present).

Todd Modic                         Vice President           August 2003 -        Vice President of Financial
7337 E. Doubletree Ranch Rd.                                Present              Reporting-Fund Accounting of ING Funds
Scottsdale, AZ 85258               Assistant Vice           August 2001 -        Services, LLC (September 2002 to
Born: 1967                         President                August 2003          present). Formerly, Director of
                                                                                 Financial Reporting of ING Investments,
                                                                                 LLC ( March 2001 to September 2002),
                                                                                 Director of Financial Reporting, Axient
                                                                                 Communications, Inc. (May 2000 to
                                                                                 January 2001) and Director of Finance,
                                                                                 Rural/Metro Corporation (March 1995 to
                                                                                 May 2000).

Huey P. Falgout, Jr.               Secretary                August 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present              (November 2002 - Present). Formerly,
Scottsdale, AZ 85258                                                             Associate General Counsel of AIG
Born: 1963                                                                       American General (January 1999 -
                                                                                 November 2002) and Associate General
                                                                                 Counsel of Van Kampen, Inc. (April 1992
                                                                                 - January 1999).

Susan P. Kinens                    Assistant Vice           February 2003 -      Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant Secretary                           (December 2002 - Present); and has held
Born: 1976                                                                       various other positions with ING Funds
                                                                                 Services, LLC for the last five years.

Maria M. Anderson                  Assistant Vice           August 2001 -        Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                Present              Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                             Formerly, Manager of Fund Accounting and
Born: 1958                                                                       Fund Compliance, ING Investments, LLC
                                                                                 (September 1999 to November 2001);
                                                                                 Section Manager of Fund Accounting,
                                                                                 Stein Roe Mutual Funds (July 1998 to
                                                                                 August 1999); and Financial Reporting
                                                                                 Analyst, Stein Roe Mutual Funds (August
                                                                                 1997 to July 1998).

Theresa Kelety                     Assistant Secretary      August 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present              (April 2003 - Present). Formerly, Senior
Scottsdale, AZ 85258                                                             Associate with Shearman & Sterling
Born: 1963                                                                       (February 2000 - April 2003) and
                                                                                 Associate with Sutherland Asbill &
                                                                                 Brennan (1996 - February 2000).

------------------

(1) The officers hold office until the next meeting of the Trustees and until their successors have been elected and qualified.

      INVESTMENT MANAGER

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 219368
      Kansas City, Missouri 64141-6368

      CUSTODIAN

      Bank of New York
      100 Colonial Center Parkway, Suite 300
      Lake Mary, FL 32746

      LEGAL COUNSEL

      Dechert LLP
      1775 Eye Street, N.W.
      Washington, D.C. 20006

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      A prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolios' proxy voting record will be available without charge on or about August 31, 2004 on the Portfolio's website at www.ingfunds.com and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                     GETUSAR1203-021804

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant, for the audit of the registrant's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $37,000 for the year ended December 31, 2003 and $22,044 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,500 in the year ended December 31, 2003 and $5,220 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II.   AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.  AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.   TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.    OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.   ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.


Appendix A

Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                   THE FUND(S)         FEE RANGE
---------------------------------------------------------------  ---------------  ------------------
Statutory audits or financial audits (including tax services            /X/        As presented to
associated with non-audit services)                                                Audit Committee

Services associated with SEC registration statements, periodic          /X/         Not to exceed
reports and other documents filed with the SEC or other                           $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/         Not to exceed
disclosure treatment of transactions or events and/or the                           $8,000 during
actual or potential effect of final or proposed rules,                             the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                          Period
Standards Board, or other regulatory or standard setting
bodies.


Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Services related to Fund mergers                      /X/               /X/            Not to exceed
                                                                                    $10,000 per merger

Consultations by Fund management with                 /X/                              Not to exceed
respect to accounting or disclosure                                                     $5,000 per
treatment of transactions or events and/or                                          occurrence during
the actual or potential effect of final or                                           the Pre-Approval
proposed rules, standards or interpretations                                              Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies.  [NOTE:  Under SEC rules
some consultations may be "audit" services
and others may be "audit-related" services.]

Review of the Funds' semi-annual financial            /X/                             Not to exceed
statements                                                                          $5,000 for each set
                                                                                       of financial
                                                                                        statements

Reports to regulatory or government agencies          /X/                            Up to $5,000 per
related to the annual engagement                                                    occurrence during
                                                                                     the Pre-Approval
                                                                                          Period

Regulatory compliance assistance                      /X/               /X/            Not to exceed
                                                                                    $5,000 per quarter

Training courses                                      /X/                              Not to exceed
                                                                                     $2,000 per course

For Prime Rate Trust, agreed upon procedures          /X/                              Not to exceed
for quarterly reports to rating agencies                                            $9,000 per quarter


Appendix C

Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Preparation of federal and state income tax           /X/                              Not to exceed
returns and federal excise tax returns for the                                        $6,000 per Fund
Funds including assistance and review with                                               during the
excise tax distributions.                                                               Pre-Approval
                                                                                           Period

Review of IRC Sections 851(b) and 817(h)              /X/                              Not to exceed
diversification testing on a real-time basis                                          $2,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Review of year-end reporting for 1099's               /X/                              Not to exceed
                                                                                       $800 per Fund
                                                                                         during the

                                                                                        Pre-Approval
                                                                                           Period

Tax assistance and advice regarding statutory,        /X/               /X/            Not to exceed
regulatory or administrative developments                                             $5,000 for the
                                                                                     Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

International tax services (e.g., Taiwan and          /X/                              Not to exceed
India)                                                                                $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax training courses                                  /X/                              Not to exceed
                                                                                     $2,000 per course
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period


Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Tax services associated with Fund mergers             /X/                              Not to exceed
                                                                                     $8,000 per merger
                                                                                        during the
                                                                                       Pre-Approval
                                                                                          Period

Tax services related to the preparation of annual     /X/                              Not to exceed
PFIC statements and annual Form 5471(Controlled                                       $18,000 during
Foreign Corporation) for structured finance                                          the Pre-Approval
vehicles                                                                                  Period

Tax services related to CLOs and CBOs                 /X/                              Not to exceed
                                                                                        $15,000 per
                                                                                          quarter


Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES        FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Agreed-upon procedures for Class B share                                /X/            Not to exceed
12b-1 programs                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

AIMR assistance, and/or verification of                                 /X/            Not to exceed
composites                                                                             $25,000 during
                                                                                            the
                                                                                       Pre-Approval
                                                                                           Period

Security counts performed pursuant to Rule            /X/                              Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                               $5,000 per Fund
Funds holding securities with affiliated                                                 during the
sub-custodians)                                                                         Pre-Approval
                                                                                           Period

Appendix E

Prohibited Non-Audit Services
Dated:  200X

   - Bookkeeping or other services related to the accounting records or financial statements of the Funds

   -  Financial information systems design and implementation

   - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

   -  Actuarial services

   -  Internal audit outsourcing services

   -  Management functions

   -  Human resources

   -  Broker-dealer, investment adviser, or investment banking services

   -  Legal services

   -  Expert services unrelated to the audit

   - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $350,373 for the year ended December 31, 2003 and $375,988 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust
              ----------------------------


By  /s/ James M. Hennessy
   ----------------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date    March 4, 2004
    --------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ James M. Hennessy
   -------------------------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date    March 5, 2004
    ------------------------------------------------------------


By  /s/ Michael J. Roland
   ---------------------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer


Date    March 5, 2004
    --------------------------------------------------------